QuickLinks -- Click here to rapidly navigate through this document

Schedule 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
MSC INDUSTRIAL DIRECT CO., INC.
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

75 Maxess Road
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of MSC Industrial Direct Co., Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MSC Industrial Direct Co., Inc. (the "Company"), a New York corporation, will be held on January 6, 2004 at 9:00 a.m., local time, at the lower level atrium of Fleet Bank at 300 Broad Hollow Road, Melville, New York 11747, for the following purposes:

  1.
  To elect seven directors of the Company to serve for one-year terms;

  2.
  To consider and act upon a proposal to approve an amendment to the Company's 1995 Restricted Stock Plan;

  3.
  To consider and act upon a proposal to approve an amendment to the Company's 1995 Stock Option Plan;

  4.
  To consider and act upon a proposal to approve an amendment to the Company's 1998 Stock Option Plan;

  5.
  To consider and act upon a proposal to approve an amendment to the Company's 2001 Stock Option Plan;

  6.
  To consider and act upon a proposal to approve an amendment to the Company's Associate Stock Purchase Plan;

  7.
  To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent certified public accountants of the Company for the fiscal year 2004;

  8.
  To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on December 1, 2003 are entitled to notice of and to vote at the meeting and any adjournments thereof.

        All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed proxy card as promptly as possible and return it in the postage-paid envelope provided. Any shareholder attending the meeting may vote in person even if he or she has already returned a proxy.

By Order of the Board of Directors,

Thomas Eccleston Secretary

Melville, New York
December 5, 2003

IMPORTANT:
The prompt return of proxies will ensure that your shares will be voted. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

75 Maxess Road
Melville, New York 11747

PROXY STATEMENT FOR
Annual Meeting of Shareholders to
be held on January 6, 2004

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MSC Industrial Direct Co., Inc. (the "Company"), a New York corporation, to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the lower level atrium of Fleet Bank at 300 Broad Hollow Road, Melville, New York 11747, on January 6, 2004 at 9:00 a.m., local time, and at any adjournment or postponement thereof. The approximate date on which this proxy statement, the foregoing notice and the enclosed proxy were first mailed or given to shareholders was December 5, 2003.

        Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later dated proxy. Unless so revoked, shares represented by proxies received by the Company, where the shareholder has specified a choice with respect to the election of directors or the other proposals described in this proxy statement, will be voted in accordance with the specification(s) so made. In the absence of such specification(s), the shares will be voted FOR the election of all seven nominees for the Board of Directors, FOR the proposal to approve an amendment to the Company's 1995 Restricted Stock Plan, FOR the proposal to approve an amendment to the Company's 1995 Stock Option Plan, FOR the proposal to approve an amendment to the Company's 1998 Stock Option Plan, FOR the proposal to approve an amendment to the Company's 2001 Stock Option Plan, FOR the proposal to approve an amendment to the Company's Associate Stock Purchase Plan, and FOR the ratification of the selection by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the current fiscal year.

        The expenses of solicitation of proxies for the Meeting will be paid by the Company. Such solicitation may be made in person or by telephone by officers and associates of the Company. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of the Company's Class A common stock, par value $.001 per share (the "Class A Common Stock").

VOTING

        Only holders of record of the Class A Common Stock and the Company's Class B common stock, par value $.001 per share (the "Class B Common Stock"), at the close of business on December 1, 2003 are entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding 34,721,057 shares of Class A Common Stock and 31,937,294 shares of Class B Common Stock.

        Under New York law and the Company's By-Laws, the presence in person or by proxy of the holders of a majority of the shares of the Class A Common Stock and the Class B Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For these purposes, shares which are present or represented by proxy at the Meeting will be counted regardless of whether the holder of the shares or the proxy fails to vote on a proposal ("abstentions") or whether a broker with authority fails to exercise its authority with respect thereto (a "broker non-vote"). Abstentions and broker non-votes will not be included, however, in the tabulation of votes cast on proposals presented to shareholders. If a broker is not given instructions by the beneficial owner of shares for which the broker holds a proxy, such shares will count for quorum purposes but the broker may not vote such shares with respect to non-routine matters, including the proposed amendments to the 1995 Restricted Stock Plan, 1995 Stock Option Plan, 1998 Stock Option Plan, 2001 Stock Option Plan, and Associate Stock Purchase Plan. The Company urges all beneficial owners to provide instructions to their brokers on how to vote their shares. Failure to provide such instructions will have the same effect as voting against the proposed amendments to the 1995 Restricted Stock Plan, 1995 Stock Option Plan, 1998 Stock Option Plan, 2001 Stock Option Plan, and Associate Stock Purchase Plan. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld (e.g., abstentions and broker non-votes) will have no effect, as directors are elected by a plurality of votes cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

        The Board of Directors does not intend to bring any matter before the Meeting, except as specifically indicated in the foregoing notice, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The information set forth on the following table is furnished as of November 24, 2003 (except as otherwise noted), with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities. Except as otherwise indicated, the persons listed below have advised the Company that they have sole voting and investment power with respect to the shares listed as owned by them.

	Class A Common Stock(1)			Class B Common Stock
	Amount & Nature of Beneficial Ownership		Percent of Class	Amount & Nature of Beneficial Ownership		Percent of Class(2)	% Ownership of Common Stock(3)	% Voting Power(2)(4)
T. Rowe Price Associates, Inc.(5)	2,523,100		7.3	—		—	3.8	*
Lord Abbett & Co.(6)	1,859,873		5.4	—		—	2.8	*
Reich & Tang Asset Management(7)	3,351,000		9.7	—		—	5.0	*
Waddell & Reed Financial, Inc.(8)	4,058,975		11.7	—		—	6.1	1.2
Delaware Holdings Management(9)	1,892,855		5.5	—		—	2.8	*
Mitchell Jacobson(10)	1,133,111	(11)	3.3	18,643,357	(12)	58.4	29.6	53.0
Marjorie Gershwind(10)	1,025,766	(13)	3.0	11,621,932	(14)	36.4	19.0	33.1
Sidney Jacobson(10)	200		*	2,992,652	(15)	9.4	4.5	8.5
Erik Gershwind(10)	56,000	(16)	*	1,409,345	(17)	4.4	2.2	4.0

*
Less than 1%

(1)
Does not include shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a share-for-share basis.

(2)
Percentages total more than 100% because of shared beneficial ownership of certain shares of Class B Common Stock described in footnotes 12 and 14.

(3)
Indicates percentage ownership of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock. See footnote 1.

(4)
Indicates percentage of aggregate number of votes which can be cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

(5)
Information as to shares owned by T. Rowe Price Associates, Inc. is as of February 6, 2003, as set forth in an Amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(6)
Information as to shares owned by Lord Abbett & Co. is as of January 31, 2003, as set forth in an Amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of Lord Abbett & Co. is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

(7)
Information as to shares owned by Reich & Tang Asset Management is as of February 6, 2003, as set forth in an Amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of Reich & Tang Asset Management is 600 Fifth Avenue, 8th Floor, New York, New York 10020.

(8)
Information as to shares owned by Waddell & Reed Financial, Inc. is as of February 14, 2003, as set forth in an Amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of Waddell & Reed Financial, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

(9)
Information as to shares owned by Delaware Management Holdings is as of February 7, 2003, as set forth in a Schedule 13G filed with the Securities and Exchange Commission. The address of Delaware Management Holdings is 2005 Market Street, Philadelphia, PA 19103.

(Footnotes continued on next page)

(Footnotes continued from previous page)

(10)
The address of each person is c/o MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.

(11)
Includes (a) 169,669 shares of Class A Common Stock owned directly by Mr. Jacobson, (b) 709,100 shares of Class A Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as a member of Platinum Investment Management, L.L.C., a Delaware limited liability company, the owner of such shares, (c) 154,342 shares of Class A Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as a director of The Jacobson Family Foundation, the owner of such shares, and (d) 100,000 shares of Class A Common Stock issuable upon the exercise by Mr. Jacobson of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement. Mr. Jacobson disclaims beneficial ownership of 354,550 of the shares of Class A Common Stock owned by Platinum Investment Management, L.L.C. and disclaims beneficial ownership of all the shares of Class A Common Stock held by The Jacobson Family Foundation.

(12)
Includes (a) 10,850,814 shares of Class B Common Stock owned directly by Mr. Jacobson, (b) 7,032,000 shares of Class B Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as a member of JF-MSC, L.L.C., a Delaware limited liability company, (c) 386,142 shares of Class B Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 1998 Qualified Seven Year Annuity Trust and (d) 374,401 shares of Class B Common Stock owned by Marjorie Diane Gershwind as Settlor of the Marjorie Diane Gershwind 1998 Qualified Seven Year Annuity Trust of which trust Mr. Jacobson is the sole trustee and over which shares he may be deemed to have beneficial ownership. Mr. Jacobson disclaims beneficial ownership of 3,352,800 of the shares of Class B Common Stock owned by JF-MSC, L.L.C. and disclaims beneficial ownership of all shares of Class B Common Stock owned by the Marjorie Diane Gershwind 1998 Qualified Seven Year Annuity Trust and the Mitchell Jacobson 1998 Qualified Seven Year Annuity Trust.

(13)
Includes (a) 190,680 shares of Class A Common Stock owned directly by Ms. Gershwind, (b) 709,100 shares of Class A Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as a member of Platinum Investment Management, L.L.C., a Delaware limited liability company, the owner of such shares and (c) 125,986 shares of Class A Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as a director of The Gershwind Family Foundation, the owner of such shares. Ms. Gershwind disclaims beneficial ownership of 354,550 of the shares of Class A Common Stock owned by Platinum Investment Management, L.L.C. and disclaims beneficial ownership of all the shares of Class A Common Stock held by The Gershwind Family Foundation.

(14)
Includes (a) 4,601,285 shares of Class B Common Stock owned directly by Ms. Gershwind, (b) 5,700,000 shares of Class B Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as a member of GF-MSC, L.L.C., a Delaware limited liability company, (c) 946,246 shares of Class B Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as Settlor of the Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust and (d) 374,401 shares of Class B Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as Settlor of the Marjorie Diane Gershwind 1998 Qualified Seven Year Annuity Trust. Ms. Gershwind disclaims beneficial ownership of 3,652,000 of the shares of Class B Common Stock owned by GF-MSC, L.L.C. and disclaims beneficial ownership of the shares of Class B Common Stock owned by the Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust and the Marjorie Diane Gershwind 1998 Qualified Seven Year Annuity Trust.

(15)
Includes (a) 1,023,203 shares of Class B Common Stock as co-trustee for the Erik Gershwind 1995 Trust; (b) 1,023,203 shares of Class B Common Stock as co-trustee for the Stacey Gershwind 1995 Trust and (c) 946,246 shares of Class B Common Stock as the sole trustee of the Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust. Mr. Jacobson disclaims beneficial ownership of all such shares.

(16)
Includes 56,000 shares of Class A Common Stock issuable upon the exercise by Mr. Gershwind of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(17)
Includes (a) 386,142 shares of Class B Common Stock owned by the Mitchell Jacobson 1998 Qualified Seven Year Annuity Trust of which trust Mr. Gershwind is the sole trustee and over which shares he may be deemed to have beneficial ownership, and (b) 1,023,203 shares of Class B Common Stock as Settlor of the Erik Gershwind 1995 Trust. Mr. Gershwind disclaims beneficial ownership of the shares of the Class B Common Stock owned by the Mitchell Jacobson 1998 Qualified Seven Year Annuity Trust.

Security Ownership of Management

        The following table sets forth certain information regarding the Class A Common Stock and Class B Common Stock beneficially owned by each director and nominee for director of the Company, by the Company's Chief Executive Officer, by each of the Company's four most highly compensated executive officers and by all directors, nominees for director and executive officers as a group, at the close of business on November 24, 2003. Except as otherwise indicated, the persons listed below have advised the Company that they have sole voting and investment power with respect to the shares listed as owned by them.

	Class A Common Stock(1)
				Class B Common Stock
	Amount & Nature of Beneficial Ownership
			Percent of Class	Amount & Nature of Beneficial Ownership		Percent of Class	% Ownership of Common Stock(2)	% Voting Power(3)
Shelley Boxer	127,800	(4)	*	—		—	*	*
Charles Boehlke	130,000	(5)	*	—		—	*	*
Roger Fradin	62,000	(6)	*	—		—	*	*
Mitchell Jacobson	1,133,111	(7)	3.3	18,643,357	(8)	58.4	29.6	53.0
Sidney Jacobson	200		*	2,992,652	(9)	9.4	4.5	8.5
Denis Kelly	88,814	(10)	*	—		—	*	*
Raymond Langton	26,250	(11)	*	—		—	*	*
Philip Peller	16,084	(12)	*	—		—	*	*
David Sandler	288,359	(13)	*	—		—	*	*
James Schroeder	522,712	(14)	1.5	—		—	*	*
Ross Anker	197,177	(15)	*	—		—	*	*
All directors, nominees for director and executive officers as a group (thirteen persons)	2,753,422		7.6%	21,636,009		67.7%	35.7%	61.9%

*
Less than 1%

(1)
Does not include shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a share-for-share basis.

(2)
Indicates percentage ownership of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock. See footnote 1.

(3)
Indicates percentage of aggregate number of votes which can be cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

(4)
Includes 4,000 shares of Class A Common Stock owned directly by Mr. Boxer and 123,800 shares of Class A Common Stock issuable upon the exercise by Mr. Boxer of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(5)
Includes 130,000 shares of Class A Common Stock issuable upon the exercise by Mr. Boehlke of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(6)
Includes 42,000 shares of Class A Common Stock jointly owned by Mr. Fradin and his wife and 20,000 shares of Class A Common Stock issuable upon the exercise by Mr. Fradin of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(Footnotes continued on next page)

(Footnotes continued from previous page)

(7)
Includes (a) 169,669 shares of Class A Common Stock owned directly by Mr. Jacobson, (b) 709,100 shares of Class A Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as a member of Platinum Investment Management, L.L.C., a Delaware limited liability company, the owner of such shares, (c) 154,342 shares of Class A Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as a director of The Jacobson Family Foundation, the owner of such shares, and (d) 100,000 shares of Class A Common Stock issuable upon the exercise by Mr. Jacobson of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement. Mr. Jacobson disclaims beneficial ownership of 354,550 of the shares of Class A Common Stock owned by Platinum Investment Management, L.L.C. and disclaims beneficial ownership of all the shares of Class A Common Stock held by The Jacobson Family Foundation.

(8)
Includes (a) 10,850,814 shares of Class B Common Stock owned directly by Mr. Jacobson, (b) 7,032,000 shares of Class B Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as a member of JF-MSC, L.L.C., a Delaware limited liability company, (c) 386,142 shares of Class B Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 1998 Qualified Seven Year Annuity Trust and (d) 374,401 shares of Class B Common Stock owned by Marjorie Diane Gershwind as Settlor of the Marjorie Diane Gershwind 1998 Qualified Seven Year Annuity Trust of which trust Mr. Jacobson is the sole trustee and over which shares he may be deemed to have beneficial ownership. Mr. Jacobson disclaims beneficial ownership of 3,352,800 of the shares of Class B Common Stock owned by JF-MSC, L.L.C. and disclaims beneficial ownership of all shares of Class B Common Stock owned by the Marjorie Diane Gershwind 1998 Qualified Seven Year Annuity Trust and the Mitchell Jacobson 1998 Qualified Seven Year Annuity Trust.

(9)
Includes (a) 1,023,203 shares of Class B Common Stock as co-trustee for the Erik Gershwind 1995 Trust; (b) 1,023,203 shares of Class B Common Stock as co-trustee for the Stacey Gershwind 1995 Trust and (c) 946,246 shares of Class B Common Stock as the sole trustee of the Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust. Mr. Jacobson disclaims beneficial ownership of all such shares.

(10)
Includes 35,000 shares of Class A Common Stock owned directly by Mr. Kelly and 53,814 shares of Class A Common Stock issuable upon the exercise by Mr. Kelly of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(11)
Includes 1,250 shares of Class A Common Stock owned directly by Mr. Langton and 25,000 shares of Class A Common Stock issuable upon the exercise by Mr. Langton of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(12)
Includes 4,000 shares of Class A Common Stock owned directly by Mr. Peller and 12,084 shares of Class A Common Stock issuable upon the exercise by Mr. Peller of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(13)
Includes 10,302 shares of Class A Common Stock owned directly by Mr. Sandler, 2,000 shares of Class A Common Stock held in trust by Mr. Sandler for the benefit of his children and 276,057 shares of Class A Common Stock issuable upon the exercise by Mr. Sandler of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(14)
Includes 12,000 shares of Class A Common Stock owned directly by Mr. Schroeder and 510,712 shares of Class A Common Stock issuable upon the exercise by Mr. Schroeder of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(15)
Includes 11,578 shares of Class A Common Stock owned directly by Mr. Anker and 186,199 shares of Class A Common Stock issuable upon the exercise by Mr. Anker of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

ELECTION OF DIRECTORS
(ITEM 1)

        Seven directors will be elected at the Meeting for a term of one year expiring at the annual meeting of shareholders to be held in 2005 and until their respective successors shall have been elected and shall qualify. Each of the nominees for director was previously elected a director of the Company by the shareholders.

        The election of directors requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting. Each proxy received will be cast FOR the election of the nominees named below unless otherwise specified in the proxy.

        Each nominee has indicated that he is willing to serve as a director of the Company, if elected, and the Board of Directors of the Company has no reason to believe that any nominee may become unable or unwilling to serve. In the event that a nominee should become unavailable for election for any reason, the shares represented by a properly executed and returned proxy will be voted for any substitute nominee who shall be designated by the current Board of Directors. There are no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director of the Company.

Name of Nominee	Principal Occupation	Age	Director Since
Mitchell Jacobson	Chairman of the Board of Directors and Chief Executive Officer of the Company	52	October 1995
David Sandler	President and Chief Operating Officer of the Company	46	June 1999
Charles Boehlke	Executive Vice President and Chief Financial Officer of the Company	47	January 2001
Roger Fradin	President and Chief Executive Officer Automation and Control Products of Honeywell International	50	July 1998
Denis Kelly	Partner of Scura, Rise & Partners LLC	54	April 1996
Raymond Langton	Co-founder and Chief Executive Officer of SKM Applied Tech Products	58	July 1997
Philip Peller	Business Consultant; Retired Partner of Arthur Andersen LLP	63	April 2000

        Mitchell Jacobson was appointed Chairman of the Board of Directors of the Company in January 1998. Mr. Jacobson was appointed Chief Executive Officer of the Company upon its formation in October 1995 and also served as President from its formation until November 3, 2003. Mr. Jacobson has also been Chief Executive Officer of Sid Tool Co., Inc., a wholly-owned and the principal operating subsidiary of the Company (the "Operating Subsidiary") since June 1982 and President from June 1982 to November 2003.

        David Sandler was promoted to Executive Vice President of the Company in June 1999, appointed Chief Operating Officer of the Company in November 2000, and appointed President of the Company in November 2003. From September 1998 to June 1999, he served as Senior Vice President of Administration of the Company. From September 1997 to September 1998, Mr. Sandler was the Senior Vice President of Information Systems and Human Resources of the Company. From September 1996 to September 1997, Mr. Sandler served as the Vice President of Information Systems and Business

Development of the Company. From 1995 to 1996, Mr. Sandler was the Director of Business Development of the Company. From 1993 to 1995, Mr. Sandler was the Director of Product Management and Purchasing of the Operating Subsidiary.

        Charles Boehlke was appointed Chief Financial Officer and Senior Vice President of the Company in June 2000 and was promoted to Executive Vice President of the Company in January 2003. From April 1996 to April 2000, Mr. Boehlke was the Vice President of Finance for North America operations at Arrow Electronics, Inc. From January 1994 to April 1996, Mr. Boehlke was the Chief Financial Officer of Black & Decker Mexico.

        Roger Fradin is the President and Chief Executive Officer of Automation and Control Products division of Honeywell International, as of June 2002. From 2000 until June 2002, Mr. Fradin was President of the Security and Fire Solutions Division at Honeywell, Inc. From 1987 until 2000, Mr. Fradin was the President of the ADEMCO Group.

        Denis Kelly is a Partner of Scura, Rise & Partners LLC (a private investment banking firm), a position he has held since 2001. From July 1993 until 2001, Mr. Kelly was a Managing Director of Prudential Securities Incorporated. Before July 1993, Mr. Kelly was President of Denbrook Capital Corporation. Mr. Kelly is also a director and member of the audit committee of Kenneth Cole Productions, Inc.

        Raymond Langton is the Co-founder and Chief Executive Officer of SKM Applied Tech Products, a leveraged buy-out firm. From 1995 to February 1997, Mr. Langton was the President and Chief Executive Officer of Chicago Rawhide Worldwide, a manufacturer of sealing devices and subsidiary of SKF USA Inc. (itself a subsidiary of AB SKF of Sweden, a manufacturer of sealing devices and ball bearings). From 1991 to 1995, Mr. Langton was President and Chief Executive Officer of SKF North America, a manufacturer of ball bearings and subsidiary of SKF USA, Inc. Mr. Langton is also a director of Berwind Corp. and the Superior Group, both of which are privately held companies.

        Philip Peller is a business consultant. Mr. Peller was a partner of Andersen Worldwide S.C. and Arthur Andersen LLP from 1970 until his retirement in 1999. Mr. Peller served as Managing Partner of Practice Protection and Partner Affairs for Andersen Worldwide S.C. from 1998 to 1999, and as Managing Partner of Practice Protection from 1996 to 1998. Mr. Peller also served as the Managing Director—Quality, Risk Management and Professional Competence for Arthur Andersen's global audit practice.

        Sidney Jacobson and Mitchell Jacobson are father and son. There are no family relationships among any of the other directors or executive officers of the Company.

        Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller are independent in accordance with Section 303(A)(1) of the New York Stock Exchange listing standards.

Committees, Meetings and Compensation of the Board of Directors

        The Board of Directors held four meetings during the last fiscal year and acted by unanimous written consent on no occasion. Each of the directors attended at least 75% of the meetings of the Board of Directors and committees of the Board on which they served except for Sidney Jacobson who attended 50% of the meetings of the Board of Directors.

        The Board of Directors has a standing Audit Committee currently comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. Mr. Peller is the chairman of the Audit Committee. The Board of Directors has determined that Mr. Peller qualifies as an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K of the Exchange Act. All members of the Audit Committee are independent, in accordance with Section 303(A)(2) of the New York Stock Exchange listing standards and Rule 10A-3 promulgated under the Exchange Act. The purpose of the Audit

Committee is to (i) assist board oversight of the preparation and integrity of the Company's financial statements, the Company's compliance with its ethics policies and legal and regulatory requirements, the independent auditor's qualifications, performance and independence, and the performance of the Company's internal audit function and independent auditors; and (ii) to prepare an annual audit committee report to be included in the Company's proxy statement. The Audit Committee adopted a written charter during fiscal 2000 and amended the charter during fiscal 2003. The Audit Committee has the responsibilities and functions mandated by Section 303(A)(6) of the New York Stock Exchange listing standards and Rule 10A-3 promulgated under the Exchange Act, as set forth in its current charter, a copy of which is attached as Annex A. The Audit Committee has the authority to engage independent counsel and other advisors as it determines is necessary to carry out its duties, and the Company must provide appropriate funding for the Audit Committee. The Audit Committee must also undertake an annual performance evaluation of its performance. The Audit Committee met four times in the fiscal year ended August 30, 2003.

        The Board of Directors has a standing Compensation Committee currently comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. All members of the Compensation Committee are independent, in accordance with Section 303(A)(2) of the New York Stock Exchange listing standards. Mr. Langton is the chairman of the Compensation Committee. The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer; evaluating the Chief Executive Officer's performance in light of those goals and objectives; determining and approving, either as a committee or together with other independent directors (as directed by the Board of Directors) the Chief Executive Officer's compensation level based on their evaluation of his performance; making recommendations to the Board of Directors with respect to compensation other than the Chief Executive Officer's compensation, including with respect to incentive compensation plans and equity based plans of the Company; and producing a compensation committee report on executive compensation to be included in the Company's annual proxy statement. The Compensation Committee also administers the Company's 1995 Restricted Stock Plan, 1995 Stock Option Plan (the "1995 Option Plan"), 1998 Stock Option Plan (the "1998 Option Plan"), and 2001 Stock Option Plan (the "2001 Option Plan"). Pursuant to the 1995 Option Plan, the 1998 Option Plan and the 2001 Option Plan, the Compensation Committee has the authority to determine the persons to whom and the times at which options are to be granted, the number of option shares to be granted and the price and other terms of options and to designate whether options granted are intended to qualify as incentive stock options or are to be non-qualified stock options. The Compensation Committee must also undertake an annual evaluation of its performance. The Compensation Committee has adopted a written charter, a copy of which is available on the Company's website at www.mscdirect.com. The Compensation Committee met four times in the fiscal year ended August 30, 2003.

        The Board of Directors created a standing Nominating/Corporate Governance Committee in November 2003. The Nominating/Corporate Governance Committee is comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. All members of the Nominating/Corporate Governance Committee are independent, in accordance with Section 303(A)(2) of the New York Stock Exchange listing standards. The chairman of the Nominating/Corporate Governance Committee will be selected at the first meeting of the Nominating/Corporate Governance Committee, which will be held immediately after the Meeting. The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors of the Company consistent with criteria approved by the Board of Directors; selecting or recommending that the Board of Directors select nominees for the Board of Directors; developing and recommending to the Board of Directors corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management of the Company. Only those candidates nominated by the Nominating/Corporate Governance Committee will be considered as nominees. Only those candidates nominated by the Nominating/Corporate Governance Committee will be considered as nominees for the Board of Directors; recent regulations promulgated by the Securities and Exchange Commission which apply to future meetings of the Company's shareholders will require additional information to be provided to shareholders regarding the Company's future procedures for considering candidates for director, including those recommended by shareholders. The Nominating/Corporate Governance Committee must also undertake an annual evaluation of its performance. The Nominating/Corporate Governance Committee has adopted a written charter, a copy of which is available on the Company's website at www.mscdirect.com.

        The Company's policy is not to pay compensation to directors who are also associates of the Company. The Company grants options to purchase 5,000 shares of Class A Common Stock to non-employee directors upon their election and reelection to the Board of Directors. Directors elected other than at an annual meeting of shareholders receive a pro rata number of options. The Company also pays each non-employee director compensation of $20,000 per annum and $1,500 per board meeting attended, and pays an annual fee of $5,000 to the chairman of each of the Audit and Compensation committees with respect to their duties in such capacity in addition to the standard non-employee director compensation. The annual fee which will be paid to the chairman of the Nominating/Corporate Governance Committee will be determined at the first meeting of the Nominating/Corporate Governance Committee, which will be held immediately after the Meeting.

Executive Officers

        The following individuals are the executive officers of the Company.

Name of Officer	Position	Age	Executive Officer Since
Mitchell Jacobson	Chairman of the Board of Directors and Chief Executive Officer of the Company	52	October 1995
David Sandler	President and Chief Operating Officer of the Company	46	January 1998
Charles Boehlke	Executive Vice President and Chief Financial Officer of the Company	47	June 2000
James Schroeder	Senior Vice President of Logistics of the Company	63	October 1995
Shelley Boxer	Vice President of Finance of the Company	56	October 1995
Thomas Eccleston	Vice President of Plant and Equipment and Secretary	55	October 1995
Thomas Cox	Senior Vice President of Sales	42	June 2000
Ross Anker	Senior Vice President of Product Management and Information Systems	40	September 2001

        James Schroeder, a director of the Company since inception, was appointed Senior Vice President of Logistics of the Company in August 1997. From October 1995 to August 1997, Mr. Schroeder served as Vice President of Logistics of the Company. From 1995 to January 1998, Mr. Schroeder also served as Chief Operating Officer of the Company. Mr. Schroeder has also been Vice President of Logistics of the Operating Subsidiary since 1986.

        Shelley Boxer, a director of the Company since inception, was appointed Vice President of Finance of the Company in June 2000. Mr. Boxer was the Vice President and Chief Financial Officer of the Company from its formation in October 1995 until June 2000. From June 1993 to October 1995, Mr. Boxer also served as Chief Financial Officer of the Operating Subsidiary. Mr. Boxer was the Vice

President and Chief Financial Officer of Joyce International, Inc., a distribution and manufacturing company, from 1992 to 1993. From 1987 to 1992, Mr. Boxer was the Executive Vice President and Chief Financial Officer of Kinney Systems, Inc., an automobile parking facility and real estate company.

        Thomas Eccleston was appointed Vice President of Plant and Equipment and Secretary of the Company upon its formation in October 1995. Mr. Eccleston has also served as the Vice President of Plant and Equipment of the Operating Subsidiary since 1986.

        Thomas Cox was appointed Senior Vice President of Sales of the Company in April 2000. From September 1999 to April 2000, Mr. Cox was Vice President of Sales for the North Region of the Company. From January 1998 to September 1999, Mr. Cox served as Regional Manager for the Midwest Region of the Company. From September 1997 to January 1998, Mr. Cox served as Director of Business Development for the Company. From 1995 to 1997, Mr. Cox was President of Mailnet Inc., an international delivery company.

        Ross Anker was appointed Senior Vice President of Product Management and Information Systems in September 2001. From November of 1996 to September 2001, Mr. Anker was Chief Information Officer of the Company. Prior to joining the Company, Mr. Anker was President and founder of a consulting company based in Cleveland, Ohio.

        Each executive officer serves until his successor is appointed and qualified or until earlier resignation, death or removal. There are no arrangements or understandings between any executive officer and any other person pursuant to which he was or is to be selected as an officer of the Company. The Operating Subsidiary, however, has entered into employment agreements with each of Mitchell Jacobson, the Chairman of the Board and Chief Executive Officer of the Company and Sidney Jacobson, Chairman Emeritus of the Company, which are described on pages 14 and 15 of this proxy statement. In addition, the Company has entered into employment agreements with David Sandler, President and Chief Operating Officer of the Company, Charles Boehlke, Chief Financial Officer and Executive Vice President of the Company, and James Schroeder, Senior Vice President of Logistics of the Company, as described on pages 15 and 16 of this proxy statement.

        Sidney Jacobson was appointed Chairman Emeritus of the Company in November, 2003. Mr. Jacobson served as Vice Chairman of the Board of Directors of the Company from January 1998 to November 2003. Mr. Jacobson served as the Chairman of the Board of Directors from the Company's formation in October 1995 to January 1998. Mr. Jacobson is a co-founder of the Operating Subsidiary and has been the Chairman of the Operating Subsidiary since June 1982.

        James Schroeder, Shelley Boxer and Sidney Jacobson have agreed not to stand for re-election as directors of the Company so that the Company will have a majority of independent directors under New York Stock Exchange corporate governance listing standards.

Code of Ethics

        The Company has adopted a code of ethics that applies to its chief executive officer and senior financial officers, a copy of which was filed with the Company's 2003 Annual Report on Form 10-K with the Securities and Exchange Commission on November 6, 2003 and is incorporated by reference herein.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Exchange Act and written representations from its executive officers, directors and persons who own beneficially more than 10% of either the Class A Common Stock or the Class B Common Stock, all filing requirements of Section 16(a) of the Exchange Act were complied with during the fiscal year ended August 30, 2003 except that Philip Peller, Roger Fradin, Denis Kelly and Raymond Langton each failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to options granted on January 8, 2003. Such transactions have since been reported on Annual Statements of Changes in Beneficial Ownership on Form 5.

EXECUTIVE COMPENSATION

        The following table sets forth, for the Company's last three fiscal years, the aggregate compensation awarded to, earned by or paid to the Company's Chief Executive Officer, and to each of the Company's other four most highly compensated executive officers who were serving as executive officers at the end of the Company's last fiscal year (collectively, the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries. All compensation noted below, other than stock options, was paid by the Operating Subsidiary.

Summary Compensation Table

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Other Annual Compensation(2)			Securities Underlying Options(1)	All Other Compensation
Mitchell Jacobson Chief Executive Officer	2003 2002 2001	$408,400 408,400 408,400	$275,000 135,000 250,000	$	— — 51,448	(3)	0 250,000 0	$2,103 267,991 207,398	(4) (4) (4)
David Sandler President and Chief Operating Officer	2003 2002 2001	$391,764 370,457 351,000	$225,000 115,830 214,500		$59,229 — —	(5)	0 175,000 125,000	$3,691 3,642 3,587	(6) (6) (6)
James Schroeder Senior Vice President, Logistics	2003 2002 2001	$330,501 328,270 315,000	$100,000 50,000 135,000		— — —		0 50,000 40,000	$87,105 80,297 69,415	(7) (7) (7)
Ross Anker Senior Vice President of Product Management and Information Systems	2003 2002 2001	$316,808 293,746 280,448	$140,000 75,600 140,000		— — —		0 100,000 60,000	$1,932 1,739 1,685	(8) (8) (8)
Charles Boehlke Executive Vice President and Chief Financial Officer	2003 2002 2001	$302,229 278,861 274,992	$150,000 75,600 100,000		— — —		0 100,000 25,000	$3,670 3,662 3,649	(9) (9) (9)

        No restricted stock, stock appreciation rights or long-term incentive plan payments, as defined in the regulations of the Exchange Act governing the solicitation of proxies, were awarded to, earned by or paid to any of the Named Executive Officers during any of the last three fiscal years.

(1)
Amounts shown are for the year in which bonuses are paid or stock options granted; all such awards relate to prior fiscal year performance.

(2)
Includes perquisites and other annual benefits where such perquisites and benefits exceed the lesser of $50,000 or 10% of the officer's annual salary and bonus for the year. Of the amounts reported, items that exceeded 25% of the total perquisites and benefits reported for the officer are described below.

(3)
Includes club dues and expenses of approximately $30,875 paid by the Company in fiscal 2001, automobile allowances of $7,698 in fiscal 2001, and the use of subscription concert seats valued at $12,875 in fiscal 2001.

(Footnotes continued on next page)

(Footnotes continued from previous page)

(4)
Includes group term life insurance benefits of approximately $423, $414 and $380 paid by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively, and split dollar life insurance premiums of approximately $266,006 and $205,447 paid by the Company in fiscal 2002 and fiscal 2001, respectively. Under the terms of such policies, a portion of the premiums paid by the Company in fiscal 2002 and fiscal 2001 have been reimbursed. Also includes matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $1,680, $1,571 and $1,571 paid by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively.

(5)
Includes rental payments of approximately $39,106 on an apartment maintained by the Company for Mr. Sandler's use in fiscal 2003.

(6)
Includes group term life insurance benefits of approximately $291, $242 and $187 paid by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively, and matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $3,400 by the Company in fiscal 2003, fiscal 2002 and fiscal 2001.

(7)
Includes group term life insurance benefits of approximately $1,142, $1,188 and $1,234 paid by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively, and matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $2,436, $2,285 and $2,181 paid by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively. Also includes approximately $83,527, $76,824 and $66,000 accrued by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively, in respect of annual post-retirement payments to be made to Mr. Schroeder pursuant to the terms and provisions of a written agreement between Mr. Schroeder and the Company which was terminated by the Company on September 1, 1997.

(8)
Includes group term life insurance benefits of $174, $162 and $214 paid by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively, and matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $1,758, $1,577 and $1,471 paid by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively.

(9)
Includes group term life insurance benefits of $270, $270 and $249 paid by the Company in fiscal 2003, fiscal 2002 and fiscal 2001, respectively and matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $3,400, $3,392 and $3,400 paid by the Company in fiscal 2003, fiscal 2002and fiscal 2001 respectively.

Option Grants in Last Fiscal Year

        The following table sets forth information with respect to the grant of stock options under the 2001 Stock Option Plan by the Company during the fiscal year ended August 30, 2003 to the Named Executive Officers listed on the Summary Compensation Table.

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Individual Grants
Percentage of Total Options Granted to Associates in Fiscal Year (%)
Number of Securities Underlying Options Granted (#)
Name			Exercise Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Mitchell Jacobson	—	—	—	—	—	—
Ross Anker	—	—	—	—	—	—
David Sandler	—	—	—	—	—	—
James Schroeder	—	—	—	—	—	—
Charles Boehlke	—	—	—	—	—	—

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information with respect to the exercise of stock options during the fiscal year ending August 30, 2003 and the value at August 30, 2003 of unexercised stock options held by the Named Executive Officers listed on the Summary Compensation Table.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FYE Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FYE Exercisable/Unexercisable(1)
Mitchell Jacobson	—	—	100,000/250,000	$728,000/1,092,000
Ross Anker	—	—	244,000/112,000	$2,187,688/$943,610
David Sandler	—	—	401,057/219,190	$3,367,666/$1,902,423
James Schroeder	1,040	$11,128	502,712/65,778	$2,925,907/$518,885
Charles Boehlke	—	—	125,000/125,000	$601,563/$809,055

(1)
Fair market value of securities underlying the options at fiscal year end minus the exercise price of the options.

Employment Arrangements and Compensation Plans

        Sidney Jacobson was employed as Chairman of the Board of Directors of the Operating Subsidiary pursuant to an employment agreement, dated as of January 2, 1994 and amended as of October 30, 1995, which expires in January 2004. The employment agreement provides that Mr. Jacobson is required to devote his full working time to the affairs of the Operating Subsidiary. Under Mr. Jacobson's employment agreement, he receives an annual base salary of $250,000 and is entitled to participate in employee benefit and other fringe plans made available to the executives of the Operating Subsidiary. If the cost of living increases by more than 6% per annum, Mr. Jacobson's annual base salary is subject to a percentage increase equal to the 3 percentage cost of living increase. The employment agreement also provides for a benefit of $200,000 per year until January 2, 2004 payable to Mr. Jacobson's wife in the event of his death. Under the employment agreement, if Mr. Jacobson's employment is terminated because he becomes incapacitated due to physical or mental illness, he would continue to receive his salary for a six month period following such termination and, thereafter, would receive $200,000 per year for the balance of his employment term. Mr. Jacobson would also continue to be carried on the Operating Subsidiary's health and other insurance plans. The employment agreement provides that Mr. Jacobson may, at his option, elect to become a consultant and advisor to the Operating Subsidiary at an annual fee of $300,000, in which event Mr. Jacobson will be required to be available to the Company for up to 10 hours per week, not to exceed 40 hours in any given month. Mr. Jacobson does not have any current intention to make such election, and any such election would not be expected to have a material impact on the Operating Subsidiary. The Company paid club dues and expenses on Mr. Jacobson's behalf of $483, and $20,839 in fiscal 2002 and 2001, respectively. The Company also provided Mr. Jacobson with a part-time driver whose services, and the corresponding use of a company car, were valued at $41,622, $52,695, and $52,386 in fiscal 2003, 2002 and 2001, respectively.

        Mitchell Jacobson, Chief Executive Officer and Chairman of the Company, is employed as Chief Executive Officer of the Operating Subsidiary pursuant to an employment agreement, dated as of August 1, 1994 and amended on November 3, 2003, which expires on the earlier of August 1, 2004 or 90 days after Mr. Jacobson's written election to terminate his employment. Mr. Jacobson is required to devote his full working time to the affairs of the Operating Subsidiary. Under his employment agreement, Mr. Jacobson receives an annual base salary (currently set at $408,400). Mr. Jacobson is also entitled to participate in employee benefit and other fringe benefit plans made available to the executives of the Operating Subsidiary. Under the employment agreement, Mr. Jacobson's annual base salary is subject to an annual cost of living adjustment equal to the percentage increase, if any, in a specified Consumer Price Index. The employment agreement also provides that in the event Mr. Jacobson's employment is terminated because he becomes incapacitated due to physical or mental illness, Mr. Jacobson will receive payment of salary for a six-month period following such termination and $200,000 per year for the balance of his employment term. In the event of Mr. Jacobson's death, the agreement provides that his wife will receive $400,000 per year for a period of three years.

        Charles Boehlke is employed as Executive Vice President and Chief Financial Officer of the Company pursuant to an agreement, dated as of June 19, 2000. Mr. Boehlke was promoted to Executive Vice President in January 2003. Mr. Boehlke is required to devote his full working time to the affairs of the Company. Under his agreement, Mr. Boehlke receives an annual base salary (currently set at $317,624) and is also entitled to participate in employee benefit and other fringe benefit plans made available to the executives of the Company. The agreement provides that if within two years after (i) a sale by the Company of all or substantially all of its assets, (ii) the consolidation of the Company, (iii) the merger of the Company with any entity as a result of which the Company is not the surviving entity as a public company or (iv) the sale of the Company's voting securities to one or more persons (other than Mitchell Jacobson and Marjorie Gershwind) as a result of which any such person shall possess more than 50% of the combined voting power of the Company's then outstanding securities (each such event, a "Change in Control"), there is a change in the circumstances of Mr. Boehlke's employment, such as (i) a material reduction or change in his employment duties or reporting responsibilities, (ii) a reduction in the annual base salary from the annual base salary received prior to a Change in Control or (iii) a material diminution in his status, working conditions or other economic benefits from those in effect immediately prior to a Change in Control (each such event, a "Changed Circumstance"), Mr. Boehlke may terminate his employment with the Company. Upon such termination, or if within two years after a Change in Control the Company terminates Mr. Boehlke's employment other than for cause, the Company will pay Mr. Boehlke an amount equal to his annual base salary at the time of such termination plus the amount of any bonus paid to him in the fiscal year ending immediately prior to such termination. The agreement provides that in the event of the termination of Mr. Boehlke's employment other than for cause, he is entitled to a severance payment in an amount equal only to the highest annual base salary he received at any time during the period of his employment. Mr. Boehlke's agreement provides that no amount shall be paid to him if such payment would restrict the ability of the Company to utilize the "pooling of interests" method of accounting. This method of accounting is no longer permitted under generally accepted accounting principles. In addition, upon the termination of Mr. Boehlke's employment other than for cause, the

Company is to retain Mr. Boehlke to provide financial consulting services for a one-year period commencing on the date of such termination, for not more than ten (10) hours in any calendar quarter. For such financial consulting services, the Company is to pay Mr. Boehlke $2,500 per annum.

        In January 1999, the Company entered into written agreements with each of James Schroeder and David Sandler (each, an "Executive"). Each agreement provides that in the event of a Change in Control, the Company shall pay to James Schroeder and David Sandler, $2,000,000 and $1,200,000, respectively. Each agreement further provides that if within five years after a Change in Control, there is a Changed Circumstance, the Executive may terminate his employment with the Company. Upon such termination, or if within five years after a Change in Control the Company terminates the Executive's employment other than for cause, the Company will pay the Executive a lump sum equal to the difference between (i) the sum of (a) five times the Executive's annual base salary prior to a change in the circumstances of the Executive's employment or termination other than for cause and (b) five times the largest annual bonus paid to the Executive during the three fiscal years prior to the Executive's termination and (ii) the aggregate of all base salary and bonus amounts paid to the Executive from the Change in Control to the Executive's termination. Each agreement provides that no amount shall be paid to the Executives if such payment would restrict the ability of the Company to utilize the "pooling of interests" method of accounting. This method is no longer permitted under generally accepted accounting principles. The Company has also agreed to indemnify each of Mr. Schroeder and Mr. Sandler on an after tax basis (giving effect to the indemnity payments) for certain taxes that they may become liable for on account of the payments described above.

        James Schroeder is employed as Senior Vice President of Logistics of the Company. Mr. Schroeder and the Company are parties to a written agreement which provides for annual benefit payments to Mr. Schroeder for seven years upon his retirement, or his termination by the Company without cause or, in the event of his death, to his designated beneficiary. The benefit is based upon the growth in the Company's earnings before interest and taxes over a certain base amount. The Company may terminate the agreement at any time and elect to prepay Mr. Schroeder any benefits accrued by the Company up to the date of such termination. The Company exercised its right to terminate the agreement with Mr. Schroeder as of September 1, 1997. Under the terms of the agreement, the Company is obligated to accrue to Mr. Schroeder's benefit the total amount that would be due as if September 1, 1997 were Mr. Schroeder's normal retirement date. Accordingly, the total amount due to Mr. Schroeder is approximately $1,434,654 of which approximately $83,527 represents interest accrued in fiscal 2003. This amount will accrue interest until Mr. Schroeder's normal retirement date and may be prepaid, at the Company's election, at any time, without penalty.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        During fiscal 2003, the Compensation Committee consisted of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. None of the members of the Compensation Committee was, during such year, an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company. In addition, no executive officer of the Company served as a director or a member of the compensation committee of any other entity one of whose executive officers served as a director or on the Compensation Committee of the Company.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        During fiscal 2003, the Compensation Committee (the "Compensation Committee") was comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller.

        The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the overall direction for the executive compensation strategy of the Company and for the ongoing monitoring of the strategy. In addition to the matters described on page 10 of this proxy statement, the Compensation Committee is responsible for recommending and reviewing the compensation of the executive officers, recommending new incentive compensation plans and recommending changes and improvements to existing compensation plans, all subject to approval by the Board of Directors. The Compensation Committee makes its compensation determinations based upon its own analysis of information it compiles and the business experience of the members. In addition, the views of Mitchell Jacobson, as Chairman of the Board and Chief Executive Officer of the Company, are, and will continue to be, considered by the members of the Compensation Committee in their review of the performance and compensation of individual executives. The Company will engage an outside compensation consultant to assist the Compensation Committee if its members so request. An outside consultant was not used in fiscal 2003.

Overall Policy

        The Compensation Committee believes that the Company's executive officers constitute a highly qualified management team and are largely responsible for the Company's success. The Compensation Committee further believes that the stability of the management team is a contributing factor to the Company's success. In order to promote stability, the Company's strategy is to (i) compensate its executive officers principally through a competitive base salary set at a sufficiently high level to retain and motivate these officers, (ii) link a portion of the executive officers' compensation to their performance and the Company's profitability for each fiscal year, and (iii) align the financial interests of the Company's executive officers with those of the Company's shareholders. The compensation objectives of the Compensation Committee and the Board of Directors are designed to provide competitive levels of compensation consistent with the Company's annual and long-term performance goals, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives.

        The major elements of the executive compensation program are base salary, annual incentive bonuses and long-term incentive compensation in the form of stock options, restricted stock grants and other equity based instruments. Executive officers are also entitled to customary benefits generally available to all associates of the Company, including group medical and life insurance and a 401(k) plan. Overall compensation is intended to be consistent with companies of similar characteristics (size, profitability, business lines, growth, etc.) (the "peer group"). The peer group for purposes of determining compensation of executive officers is not the same group of companies which are included in the industry index which appears on the performance graph contained in this proxy statement. The purpose of the industry index is to compare the performance of the Class A Common Stock to the performance of the stock of companies with similar businesses to the Company. The peer group for purposes of compensation matters is based upon companies with characteristics similar to the Company, including, but not limited to, type of business, in order to provide a more accurate measure of the compensation paid to executives of comparable companies. In any particular year, the Company's executives may be paid more or less than the executives of competitors, depending upon the Company's overall financial performance and other factors. For the fiscal year ended August 30, 2003, the Compensation Committee believes that the Company's senior executives were paid competitively as compared to comparable executives in the peer group.

Federal Income Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the amount of compensation a publicly held corporation may deduct as a business expense for Federal income tax purposes. The limit, which applies to a company's chief executive officer and the four other most highly compensated executive officers, is $1 million, subject to certain exceptions (including the exclusion from the cap generally of performance-based compensation). The Compensation Committee has determined that compensation payable to the executive officers should generally meet the conditions required for full deductibility under Internal Revenue Code Section 162(m). While the Company does not expect to pay its executive officers compensation in excess of the Section 162(m) deductibility limit, the Compensation Committee also recognizes that in certain instances it may be in the best interest of the Company to provide compensation that is not fully deductible.

Base Salary

        Base salaries for the Company's senior executives are influenced by a variety of objective and subjective factors. Particular consideration is given to a comparison of the salaries at companies in the peer group and the executive's level of responsibility, tenure with the Company, prior year's compensation and effectiveness of management. The Compensation Committee has also relied heavily on the recommendations of Mitchell Jacobson, Chairman of the Board and Chief Executive Officer of the Company, in setting the compensation of the executive officers. A description of the employment agreement between the Operating Subsidiary and Mitchell Jacobson, Chairman of the Board and Chief Executive Officer of the Company, appears on page 15 of this proxy statement.

Annual Incentive Bonuses

        Each fiscal year, the Company establishes a bonus pool based on financial and non-financial goals. The award of bonuses are at the Compensation Committee's sole discretion. Factors considered in awarding a bonus are the Company's core execution of key initiative performance goals, and the associate's level of responsibility, exhibited individual initiative, and effectiveness of management.

Long-Term Incentive Compensation

        The Company reinforces the importance of producing satisfactory returns to shareholders over the long term through the operation of the 1995 Option Plan, the 1998 Option Plan, the 2001 Option Plan and the 1995 Restricted Stock Plan. Stock option grants provide executives with the opportunity to acquire an equity interest in the Company and the Restricted Stock grants confer an immediate equity interest in the Company. Both of these types of grants align the executive's interest with that of the shareholders to create shareholder value as reflected in the growth in the price of the Class A Common Stock.

        1995, 1998 and 2001 Option Plans.    The 1995 Option Plan, 1998 Option Plan, and 2001 Option Plan (collectively, the "Option Plans") are administered by the Compensation Committee, which may designate granted options as incentive stock options, non-qualified stock options or a combination thereof. The Compensation Committee has the discretion, subject to certain limitations, to determine the participants under the Option Plans, the time and price at which options will be granted, the period during which options will be exercisable and the number of shares subject to each option. Under the Option Plans, the per share exercise price of any option which is a non-incentive stock option may not be less than 85% of the fair market value of a share of Class A Common Stock on the date of grant (except for non-incentive stock options granted to any person who is or may reasonably be expected to become a "covered employee" under section 162(m)(3) of the Code, in which case the per share exercise price of such options may not be less than 100% of such fair market value). The aggregate fair market value of the shares of Class A Common Stock for which a participant may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000. No participant may be granted options to purchase more than 1,000,000 shares of the Class A Common Stock under the 1995 Option Plan and 400,000 shares of Class A Common Stock under the 1998 Option Plan and 2001 Option Plan. This approach provides an incentive to the executive officers to increase shareholder value over the long term, since the full benefit of the options granted cannot be realized unless stock price appreciation occurs over a number of years.

Chief Executive Officer's Fiscal 2003 Compensation

        The compensation paid to the Company's Chief Executive Officer, Mitchell Jacobson, in fiscal 2003 consisted of base salary established pursuant to his employment agreement with the Operating Subsidiary, an annual incentive bonus. The terms of the agreement are described on page 15 of this proxy statement. Under the terms of his employment agreement, Mr. Jacobson received an annual base salary of $408,400. Mr. Jacobson received a $275,000 bonus in fiscal 2003. This bonus was awarded based on fiscal 2002 performance.

COMPENSATION COMMITTEE

Roger Fradin Denis Kelly Raymond Langton Philip Peller

REPORT OF AUDIT COMMITTEE

        During fiscal 2003, the Audit Committee (the "Committee") was comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. The Committee adopted a written charter during fiscal 2000 and amended the charter during fiscal 2003, a copy of which is attached as Annex A.

        The Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with management and discussed the quality and acceptability of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company's financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to the Company, and considered the compatibility of non-audit services with the auditors' independence.

        The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended August 30, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Roger Fradin Denis Kelly Raymond Langton Philip Peller

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MSC INDUSTRIAL DIRECT CO., INC., THE S & P MIDCAP 400 INDEX
AND THE DOW JONES US INDUSTRIAL SERVICES INDEX

*
$100 invested on 8/28/98 in stock or on 8/31/98 in index-including reinvestment of dividends.

Copyright © 2002, Standard & Poor's, a division of the McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Erik Gershwind, the nephew of Mitchell Jacobson, Chairman of the Board and Chief Executive Officer of the Company, and the son of Marjorie Gershwind, Mr. Jacobson's sister, is employed by the Company as the Director of Product Management. Mr. Gershwind is currently compensated at the rate of $165,000 per annum. Mr. Gershwind is also entitled to participate in all of the employee benefit plans available to all of the Company's associates.

        An entity owned and controlled by Mitchell Jacobson, the Chairman of the Board and Chief Executive Officer of the Company, and Marjorie Gershwind, Mr. Jacobson's sister, leases a distribution center, located in Atlanta, Georgia, to the Operating Subsidiary. As part of a planned expansion project, the Company increased the square footage of the Atlanta, Georgia distribution center by 148,000 square feet to total approximately 525,000 square feet. Concurrently with the completion of the expansion project, the Company received an extension of the lease term to 2023. The terms of the lease agreement have been independently determined to be at fair market value. The rent paid by the Operating Subsidiary was approximately $1,316,000 in fiscal 2003 and is anticipated to be approximately $1,664,000 in fiscal 2004. The rent to be paid by the Operating Subsidiary under the remaining lease term, which expires or is subject to renewal in fiscal 2023, for the Atlanta, Georgia distribution center is approximately $34,478,000.

        Additionally, four other entities owned or controlled by Mitchell Jacobson and Marjorie Gershwind lease certain branch offices to the Operating Subsidiary. The aggregate square footage of such branch offices is approximately 40,000 square feet as of August 30, 2003. The aggregate rent paid by the Operating Subsidiary to lease these branch offices was approximately $320,000 in fiscal 2003 and is anticipated to be approximately $192,000 in fiscal 2004. The aggregate rent to be paid by the Operating Subsidiary under the remaining lease terms, the last of which expires in fiscal 2010, is approximately $557,000. The Company believes that the terms of the foregoing arrangements are at least as favorable to the Company as could have been obtained from unaffiliated third parties.

        See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" for certain relationships and related party transactions involving certain of the Company's directors.

APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC.
1995 RESTRICTED STOCK PLAN

        On October 29, 2003, the Board of Directors adopted an amendment to the 1995 Restricted Stock Plan which will become effective, subject to shareholder approval, on January 6, 2004. The amendment adds provisions (consistent with, and in order to conform the 1995 Restricted Stock Plan to the Company's existing 2001 Stock Option Plan) that amends the Company's ability to effect amendments to the 1995 Restricted Stock Plan and terminates the Stock Restrictions on the sale, assignment or transfer of Restricted Shares allocated to Participants in the event of a Change in Control (as defined in the amendment to the 1995 Restricted Plan) of the Company, provides that Restricted Shares granted and allocated on or after January 6, 2004, shall be at and for no purchase price (rather than $.01 per share) and provides that the Stock Restrictions on such Restricted Shares on the sale, assignment or transfer of such shares shall terminate as to one-half of such Restricted Shares on the third anniversary of the allocation date and as to the remaining one-half of such Restricted Shares in annual equal installments over the ensuing four years. There are presently 86,000 shares available for issuance under the 1995 Restricted Stock Plan. If the amendment, a copy of which is attached hereto as Annex B, is not approved by the shareholders of the Company, the 1995 Restricted Stock Plan will remain as presently in effect.

        To effectuate this amendment:

            (i)  Effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, Section 8 of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan is hereby amended to add the following language after the first sentence thereof:

            "Notwithstanding the foregoing, effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, Participants to whom Restricted Shares are allocated shall be granted such Restricted Shares by the Company at and for no purchase price."

           (ii)  Effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, Paragraph A of Section 9 of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan is hereby amended to add the following language at the end thereof:

            "Except as otherwise provided in this Section and notwithstanding the foregoing, effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, such Restricted Shares allocated to a Participant may not be sold, assigned, transferred or otherwise disposed of, and may not be pledged or hypothecated. Such Stock Restrictions shall terminate as follows:

      i)
      as to one-half (1/2) of such Restricted Shares owned by the Participant on the day immediately preceding the third anniversary of the date of his or her Restricted Stock Agreement (as such term is defined in paragraph E. of this Section 9);

      ii)
      as to an additional one-eighth (1/8) of such Restricted Shares owned by the Participant on the day immediately preceding the fourth anniversary of the date of his or her Restricted Stock Agreement;

      iii)
      as to an additional one-eighth (1/8) of such Restricted Shares owned by the Participant on the day immediately preceding the fifth anniversary of the date of his or her Restricted Stock Agreement;

      iv)
      as to an additional one-eighth (1/8) of such Restricted Shares owned by the Participant on the day immediately preceding the sixth anniversary of the date of his or her Restricted Stock Agreement;

      v)
      as to the remaining one-eighth (1/8) of such Restricted Shares owned by the Participant on the day immediately preceding the seventh anniversary of the date of his or her Restricted Stock Agreement."

          (iii)  Paragraph B of Section 9 of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan is hereby amended and restated in its entirety as follows:

            "In addition, if the Participant to whom Restricted Shares have been allocated as of any Allocation Date leaves the employ of the Company and its Subsidiaries for any reason (other than death or Permanent Disability, his or her Termination Without Cause or his or her retirement from the Company at or after age 65) prior to the termination of the restriction provided for in paragraph A of this Section 9 with respect to the Restricted Shares allocated to such Participant as of such Allocation Date, he or she shall be obligated to redeliver such Restricted Shares to the Company immediately and the Company shall pay to him or her, in redemption of such shares, an amount equal to the price paid by the Participant for such Restricted Shares."

          (iv)  Section 9F is hereby added to the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan to read as follows:

            "F. Notwithstanding the provisions of Section 9A, in the event that a Change of Control of the Company shall occur, then, the Stock Restrictions with respect to each Restricted Share theretofore allocated to any Participant shall immediately terminate in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the Allocation Date of the Restricted Shares, constitute the Board (as of the Allocation Date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 9F nor any of the rights of any Participant thereunder shall be modified or amended in any way."

           (v)  Section 15 of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan is hereby amended and restated in its entirety as follows:

            "Amendment of Plan.    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. Except as otherwise provided in Section 10, no termination or amendment of the Plan may, without the consent of the Participant to whom any Restricted Shares shall theretofore have been allocated, adversely affect the rights of such Participant with respect to such Restricted Shares."

        Set forth below is a summary of the 1995 Restricted Stock Plan, a copy of which is on file with the Securities and Exchange Commission. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the 1995 Restricted Stock Plan.

        There are 400,000 shares reserved under the 1995 Restricted Stock Plan, of which 86,000 shares are presently available for issuance.

        The affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Meeting is required for approval of the amendment to the 1995 Restricted Stock Plan.

        The Board of Directors recommends a vote FOR the approval of the amendment to the 1995 Restricted Stock Plan. Each proxy received in response to this solicitation will be voted FOR the proposal to approve the amendment to the 1995 Restricted Stock Plan, unless otherwise specified in the proxy.

Nature and Purpose of the 1995 Restricted Stock Plan

        The purpose of the 1995 Restricted Stock Plan is to induce certain employees to remain in the employ of the Company and its present and future subsidiaries, to encourage ownership of shares in the Company by such employees and to provide additional incentive for such employees to promote the success of the Company's business.

Duration and Modification

        If the proposed amendment to the 1995 Restricted Stock Plan is approved by the shareholders of the Company, the Board of Directors may, at any time and from time to time, by a resolution and subject to the restrictions provided under the 1995 Restricted Stock Plan, make such modifications of the 1995 Restricted Stock Plan as it shall deem advisable, except that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. Further, subject to limited exceptions, no termination or amendment of the 1995 Restricted Stock Plan may, without the consent of the Participant to whom any Restricted Shares shall theretofore have been allocated, adversely affect the rights of such Participant with respect to such Restricted Shares.

Administration

        The 1995 Restricted Stock Plan is administered by a Committee consisting of two or more members of the Board of Directors both or all of whom shall be "disinterested persons" within the meaning of Rule 16(b)-3(c)(i) promulgated under the Securities Exchange Act of 1934. The Compensation Committee currently administers the 1995 Restricted Stock Plan. The members of the Compensation Committee do not receive additional compensation for serving on the Compensation Committee, other than the Chairman of the Compensation Committee who receives an annual fee of $5,000 for serving as Chairman of the Compensation Committee. In the event that no Committee shall have been appointed, the Board of Directors shall act as the Committee.

        The members of the Committee are appointed annually by, and serve at the pleasure of the Board. The present members of Committee are Messrs. Fradin, Kelly, Peller, and Langton. The Committee has discretion to determine the Participants under the 1995 Restricted Stock Plan, and the time and number of Restricted Shares allocated to each Participant. The Committee shall have the authority to interpret the 1995 Restricted Stock Plan and to prescribe, amend and rescind rules and regulations relating to it.

Eligibility and Extent of Participation

        The 1995 Restricted Stock Plan provides for allocations of restricted stock to Participants. Participants must be employees of the Company or a Subsidiary. As of November 24, 2003 approximately 2,690 persons were eligible to receive Restricted Stock pursuant to the 1995 Restricted Stock Plan. In making any determination as to the Participants to whom and the number of allocations of Restricted Shares shall be made, the Committee shall take into account the duties of the respective Participants, their past, present and potential contribution to the success of the Company and its Subsidiaries and any other factors the Committee shall deem relevant in connection with accomplishing the purpose of the 1995 Restricted Stock Plan.

        If the proposed amendment to the 1995 Restricted Stock Plan is approved by the shareholders of the Company, effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, participants to whom Restricted Shares are allocated shall be granted such Restricted Shares by the Company at and for no purchase price.

Termination of Stock Restrictions

        If the proposed amendment to the 1995 Restricted Stock Plan is approved by the shareholders of the Company, except as otherwise provided in Section 9 of the Plan, effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, such Restricted Shares allocated to a Participant may not be sold, assigned, transferred or otherwise disposed of, and may not be pledged or hypothecated. Such Stock Restrictions on such Restricted Shares shall terminate as follows (i) as to one-half (1/2) of the Restricted Shares owned by the Participant on the day immediately preceding the third anniversary of the date of his or her Restricted Stock Agreement (as such term is defined in paragraph E. of this Section 9); (ii) as to an additional one-eighth (1/8) of the Restricted Shares owned by the Participant on the day immediately preceding the fourth anniversary of the date of his or her Restricted Stock Agreement; (iii) as to an additional one-eighth (1/8) of the Restricted Shares owned by the Participant on the day immediately preceding the fifth anniversary of the date of his or her Restricted Stock Agreement; (iv) as to an additional one-eighth (1/8) of the Restricted Shares owned by the Participant on the day immediately preceding the sixth anniversary of the date of his or her Restricted Stock Agreement; (v) as to the remaining one-eighth (1/8) of the Restricted Shares owned by the Participant on the day immediately preceding the seventh anniversary of the date of his or her Restricted Stock Agreement. Stock Restrictions on Restricted Shares granted prior to January 6, 2004 will, whether or not the proposed amendments are adopted by the shareholders, continue to terminate in equal installments over the five years following the grant; as of November 24, 2003, the Stock Restrictions on all previously granted Restricted Shares had terminated.

        If the proposed amendment to the 1995 Restricted Stock Plan is approved by the shareholders of the Company, notwithstanding the provisions of Section 9A thereof, in the event that a Change of Control of the Company shall occur, then, the Stock Restrictions with respect to each Restricted Share theretofore allocated to any Participant shall immediately terminate in full. For purposes of the 1995 Restricted Stock Plan a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the Allocation Date of the Restricted Shares, constitute the Board (as of the Allocation Date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of Section 9F nor any of the rights of any Participant thereunder shall be modified or amended in any way.

        If a Participant to whom Restricted Shares have been allocated leaves the employ of the Company and its Subsidiaries for any reason, other than death or Permanent Disability, his or her Termination Without Cause or his or her retirement from the Company at or after age 65, prior to termination of the Stock Restrictions with respect to any such Restricted Shares as provided in Section 9 of the Plan, he or she shall be obligated to redeliver such Restricted Shares to the Company immediately and the Company shall pay him or her an amount equal to the priced paid by the Participant, if any.

        If a Participant's employment or service with the Company and its Subsidiaries shall terminate by reason of his or her death or Permanent Disability, his or her Termination Without Cause or his or her retirement from the Company at or after age 65 prior to the termination of the Stock Restrictions with respect to his or her Restricted Shares, then, such Stock Restrictions shall terminate.

        The market value of the Class A Common Stock as reflected in the closing price of a share of the Class A Common Stock on the New York Stock Exchange on November 24, 2003, was $26.14.

        Each Participant receiving Restricted Shares shall (a) agree that such Restricted Shares shall be held subject to the provisions of the 1995 Restricted Stock Plan, (b) represent and warrant to the Company that he or she is acquiring such Restricted Shares for investment in his or her account and will not sell or otherwise dispose of said shares except in compliance with the Securities Act of 1933, (c) agree that the Company may place an appropriate legend on the certificates representing the Restricted Shares and may place a stop transfer order to such Restricted Shares with the Transfer Agent(s) for the Class A Common Stock, and (d) at his or her option (i) be entitled to make an election under section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income in the taxable year in which the Restricted Shares are transferred to him or her, the fair market value of such shares at the of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or (ii) he or she may elect to include in gross income the fair market value of the Restricted Shares as of the date or date on which such restrictions lapse. The foregoing agreement, representation and warranty shall be contained in an agreement in writing. The Committee shall adopt such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall terminate the allocation of such Restricted Shares.

        The number of shares available for grant under the 1995 Restricted Stock Plan and covered by each Restricted Share allocated and granted thereunder will be adjusted in the event of a stock dividend, reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Committee, in the event of any other change affecting the number or kind of the Company's outstanding Class A Common Stock.

        A Participant may, in the discretion of the Committee and subject to rules adopted by the Committee, elect to satisfy his or her withholding obligation as a result of the release of Stock Restrictions with respect to any Restricted Shares, in whole or in part, by electing (an "Election") to deliver to the Company shares of the Class A Common Stock having a fair market value, determined as of the date that the amount to be withheld is determined, equal to the amount required to be so withheld, provided however, that no Election shall become effective with respect to any Restricted Shares after the expiration of two years from the Allocation Date. The Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

        Each Election shall be subject to the following restrictions: (i) the Election must be made on or prior to the Tax Date, (ii) the Election shall be irrevocable, (iii) the Election is subject to the approval of the Committee, (iv) if the Participant's transactions in shares of the Class A Common Stock are subject to the provisions of section 16(b) of the Exchange Act, an Election may not be made within six months of the date of the execution and delivery of the Restricted Stock Agreement governing such Restricted Shares, (v) if the Participant's transactions in shares of the Class A Common Stock are subject to the provisions of section 16(b) of the Exchange Act, the Election must be made (A) six months or more prior to the Tax Date or (B) during the period beginning on the third business date following the date of the release of the Company's quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

Benefits Under the 1995 Restricted Stock Plan

        The amount of Restricted Shares received by the indicated persons and groups under the 1995 Restricted Stock Plan since its inception is as follows:

Name	Number of Shares
Mitchell Jacobson	0
Ross Anker	0
Shelley Boxer	0
Charles Boehlke	0
Roger Fradin	0
Sidney Jacobson	0
Denis Kelly	0
Raymond Langton	0
Philip Peller	0
David Sandler	6,316
James Schroeder	0
Current Executive Officers as a Group	19,474
Current Directors who are not Executive Officers as a Group	0
All Employees (excluding current Executive Officers)	287,632

Federal Income Tax Consequences of the Allocation, Vesting, Sale and Forfeiture of the Restricted Stock

        The following discussion of the Federal income tax consequences of the issuance, vesting, sale and forfeiture of shares of Restricted Stock under the 1995 Restricted Stock Plan (the "Plan") is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a Participant may also be subject to state and local tax consequences in the jurisdiction in which he or she works and/or resides.

        In general, no income will be recognized by a Participant at the time Restricted Stock is allocated to him or her. Ordinary income will be recognized by a Participant at the time his or her Restricted Stock "vests" (i.e., at the time the Stock Restrictions terminate with respect to such Restricted Stock and the Participant is no longer obligated to redeliver such Restricted Stock to the Company in the event of his or her termination of employment with the Company and its subsidiaries). The amount of such ordinary income with respect to each share of Restricted Stock will equal the excess, if any, of the fair market value of a share of the Class A Common Stock on the date the Restricted Stock vests, over the price paid by the Participant for the Restricted Stock, if any. This ordinary (compensation) income will also constitute wages subject to withholding by the Company. Any subsequent realized gain or loss will be a capital gain or loss with the Participant's holding period measured from the date the Stock Restrictions terminate and with the Participant's basis in each share being equal to the price paid by the Participant per share of Restricted Stock, if any, plus the amount of ordinary income, if any, recognized with respect to such share of Restricted Stock.

        Notwithstanding the foregoing, a Participant may within 30 days after Restricted Stock is allocated to him or her under the Plan elect under Section 83(b) of the Code (a "Section 83(b) Election") to include in income as of the date of such allocation the excess, if any, of the fair market value of a share of the Class A Common Stock on the date the Restricted Stock is allocated, over the price paid by the Participant for the Restricted Stock, if any. Such income will be ordinary (compensation) income which will also constitute wages subject to withholding by the Company. If a Participant subsequently vests in Restricted Stock as to which a Section 83(b) Election has been made, such vesting will not result in a taxable event to the Participant. If a Participant makes a Section 83(b) Election, and subsequently is required under the Plan to sell Restricted Stock with respect to which a Section 83(b) Election was made to the Company for the price paid by the Participant, if any, the Participant will not be entitled to a deduction with respect thereto and will not have a capital loss as a result thereof. If a Participant vests in Restricted Stock as to which the Participant has made a Section 83(b) Election, any subsequent realized gain or loss will be a capital gain or loss with the Participant's holding period measured from the date of allocation and with the Participant's basis in each share of Restricted Stock being equal to the price paid by the Participant for such share, if any, plus the amount of ordinary income, if any, recognized with respect to such share.

        The Company is entitled to a deduction for Federal income tax purposes for its taxable year which ends during the Participant's taxable year in which the Participant is required to recognize ordinary income with respect to the Restricted Stock. Such deduction will be in an amount equal to the amount included in income by the Participant.

APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC.
1995 STOCK OPTION PLAN

        On October 29, 2003, the Board of Directors adopted an amendment to the 1995 Stock Option Plan (the "1995 Option Plan") which will become effective, subject to shareholder approval, on January 6, 2004. The amendment would effect certain technical changes and clarifications in the 1995 Option Plan to coordinate provisions regarding the termination and vesting of options upon termination of employment, and the procedure for amending the 1995 Option Plan, among the Company's 1995 Option Plan, 1998 Option Plan and the 2001 Option Plan. Accordingly, the amendment provides that, consistent with and to conform 1995 Option Plan to certain changes proposed herein to the 2001 Stock Option Plan and the 1998 Stock Option Plan: (i) in the event of a Change in Control (as defined in the amendment to the 1995 Option Plan) of the Company, each Option granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full, (ii) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant to the Company and the Subsidiaries or as a Non-Employee Director of the Company, voluntarily or for any other reason other than retirement, permanent disability or death, shall, to the extent not theretofore exercised and not otherwise expired or cancelled, terminate upon the earlier of 30 days after the date of termination of the optionee or date of termination of the option (iii) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant to the Company and the Subsidiaries or as a Non-Employee Director of the Company, due to retirement on or after attaining age 65 and who have had five years of service with the Company and the Subsidiaries shall become immediately exercisable in full and shall, to the extent not exercised, terminate upon the earlier of one year after date of retirement or date of termination of the option, (iv) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant to the Company and the Subsidiaries or as a Non-Employee Director of the Company, due to retirement on or after attaining age 65 but before completing 5 years of service with the Company and the Subsidiaries shall become immediately exercisable in full and shall, to the extent not exercised, terminate upon the earlier of 3 months after date of retirement or date of termination of the option, (v) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant or as a Non-Employee Director of the Company, due to death shall become immediately exercisable in full and shall, to the extent not exercised, terminate upon the earlier of one year after the date of qualification of a representative of his or her estate or the date of termination of the option, (vi) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant or as a Non-Employee Director of the Company, due to a permanent disability shall become immediately exercisable in full and shall, to the extent not exercised, terminate upon the earlier of one year after the date of the optionee's termination of employment or date of termination of the option, and (vi) the Company's Board of Directors may terminate the 1995 Option Plan at any time and make any modification it deems advisable, subject to the existing rights of Participants owning Options prior to any such amendment, and further subject to shareholder approval if required by applicable law or the listing requirements of the New York Stock Exchange. If the amendment, a copy of which is attached hereto as Annex C, is not approved by the shareholders of the Company, the 1995 Option Plan will remain as presently in effect.

        To effectuate this amendment:

            (i)  Section 10F is hereby added to the MSC Industrial Direct Co., Inc. 1995 Option Plan to read as follows:

            "Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way."

           (ii)  Section 12.A. of the MSC Industrial Direct Co., Inc. 1995 Option Plan will be amended and restated in its entirety as follows:

            "In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her retirement, permanent disability or death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately."

          (iii)  Section 12.B. of the MSC Industrial Direct Co., Inc. 1995 Option Plan will be amended and restated in its entirety as follows:

            "In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday and five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of such retirement and the date of termination specified in such Option. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday without having completed five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option."

          (iv)  Section 12.C. of the MSC Industrial Direct Co., Inc. 1995 Option Plan will be amended and restated in its entirety as follows:

            "In the event a Participant's employment with the Company and the Subsidiaries and/or service as a consultant or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option. "

           (v)  Section 12.E. of the MSC Industrial Direct Co., Inc. 1995 Option Plan will be added as follows:

            "In the event a Participant's employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of one year after the date of such termination of employment or service and the date of termination specified in such option."

          (vi)  Section 19 of the MSC Industrial Direct Co., Inc. 1995 Option Plan will be amended and restated in its entirety as follows:

            "The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary.

    Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option."

        The 1995 Option Plan authorizes the grant of up to an aggregate of 4,000,000 shares of Class A Common Stock to employees of and consultants to the Company and its subsidiaries and to directors of the Company who are not employees. Under the 1995 Option Plan, the Company may grant to eligible individuals incentive stock options, as defined in Section 422(b) of the Code and/or non-incentive stock options.

        Set forth below is a summary of the 1995 Option Plan, a copy of which is on file with the Securities and Exchange Commission. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the 1995 Option Plan.

        The affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Meeting is required for approval of the amendment to the 1995 Option Plan.

        The Board of Directors recommends a vote FOR the proposal to approve the amendment to the 1995 Option Plan. Each proxy received in response to this solicitation will be voted FOR the proposal to approve the amendment to the 1995 Option Plan, unless otherwise specified in the proxy.

Nature and Purpose of the 1995 Option Plan

        The purpose of the 1995 Option Plan is to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of the Company and its subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or increase on reasonable terms their stock ownership in, the Company. The Board of Directors believes that the granting of options under the 1995 Option Plan promotes continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

Duration and Modification

        The 1995 Option Plan will terminate not later than November 16, 2005. If the proposed amendment to the 1995 Option plan is approved by the shareholders of the Company, the Board of Directors may at any time terminate the 1995 Option Plan or make such modifications to the 1995 Option Plan as it may deem advisable, except that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. In addition, the provisions of the 1995 Option Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Further, subject to limited exceptions, no termination or amendment of the 1995 Option Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

Administration

        The 1995 Option Plan is administered by the Compensation Committee consisting of at least two members of the Board of Directors. It is intended that the Compensation Committee consist of members of the Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of the Board. The Compensation Committee includes the Company's President ex officio, even if he or she is otherwise ineligible to be a member of the Compensation Committee. The present members of the Compensation Committee are Messrs. Fradin, Kelly, Peller and Langton. The Compensation Committee has discretion to determine the participants under the 1995 Option Plan, the time and price at which options will be granted, the period during which options will be exercisable, the number of shares subject to each option and whether an option will be an incentive stock option, a non-incentive stock option or a combination thereof. The Committee will not have the discretion to determine any of the foregoing with respect to the non-discretionary options granted to Non-Employee directors and consultants, and all option granted to Non-Employee directors and consultants are non-incentive stock options. The members of the Compensation Committee do not receive additional compensation for serving on the Compensation Committee other than the Chairman of the Compensation Committee who receives an annual fee of $5,000 for serving as Chairman of the Compensation Committee.

Eligibility and Extent of Participation

        The 1995 Option Plan provides for discretionary grants of options to participants (including any director or officer who is also an employee). As of November 24, 2003, approximately 2,694 persons were eligible to receive options pursuant to the 1995 Option Plan.

        No single participant (including any director or officer who is also an employee) may receive options under the 1995 Option Plan in any one fiscal year of the Company to purchase more than 1,000,000 shares of Class A Common Stock.

        Directors who are not also employees of the Company receive an annual grant of options to purchase 2,500 shares under the 1995 Option Plan at the first meeting of the Company's Board of Directors immediately following each annual meeting of shareholders. The exercise price of such options is the fair market value of a share of Class A Common Stock on the date of grant (the date of the Board meeting). Non-employee directors elected after such meeting receive a pro rata grant on the date of their election.

Exercise of Options

        Unless otherwise provided by the Compensation Committee at the time an option is granted, and other than in the case of the annual grant of options to Non-Employee directors, an option will be exercisable one-fifth on and after the first anniversary of the date of grant, two-fifths on and after the second anniversary of the date of grant, three-fifths on and after the third anniversary of the date of grant, four-fifths on and after the fourth anniversary of the date of grant and in full on and after the fifth anniversary of the date of grant.

        An option may be exercised by a written notice with respect to a specified number of shares and payment of the exercise price for the number of shares so specified. The exercise price of an option may be paid in cash or, if the Compensation Committee determines at the time an option is granted, in shares of Class A Common Stock. The initial per share exercise price for an incentive stock option may not be less than the fair market value thereof on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the common stock of the Company. The initial per share exercise price for a non-incentive stock option may not be less than 85% of the fair market value thereof on the date of grant. No non-incentive stock option may be granted to any person who is or may reasonably become a "covered employee" under Section 162(m) of the Code, at a price below fair market value on the date of grant. The initial per share exercise price for the options granted to Non-Employee directors shall not be less than the fair market value of the Class A Common Stock on the date of grant.

        The market value of the Class A Common Stock as reflected in the closing price of a share of the Class A Common Stock on the New York Stock Exchange on November 24, 2003, was $26.14.

        No option granted pursuant to the 1995 Option Plan may be exercised more than 10 years after the date of grant, except that incentive stock options granted to participants who own more than 10% of the total combined voting power of the common stock of the Company at the time the incentive stock option is granted may not be exercised more than five years after the date of grant. No participant may be granted incentive stock options which are exercisable for the first time in any one calendar year with respect to Class A Common Stock having an aggregate fair market value in excess of $100,000 on the date of grant. No option granted under the 1995 Option Plan is transferable by the optionee other than by death.

        If the proposed amendment to the 1995 Option Plan is approved by the shareholders of the Company, notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.

        If the proposed amendment to the 1995 Option Plan is approved by the shareholders of the Company, in the event of the death of an optionee, each option granted to him or her, to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of the qualification of a representative of his or her estate and the date of termination specified in such option.

        If the proposed amendment to the 1995 Option Plan is approved by the shareholders of the Company, in the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company by reason of retirement on or after his or her 65th birthday and five years of service with the Company and/or its subsidiaries, each option granted to him or her, to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of such retirement or the date of termination specified in such option. In the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company by reason of retirement on or after his or her 65th birthday and without completing five years of service with the Company and/or its subsidiaries, each option granted to him or her, to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of three months from the date of such retirement or the date of termination specified in such option.

        If the proposed amendment to the 1995 Option Plan is approved by the shareholders of the Company, in the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company whether voluntarily or otherwise for any reason other than retirement, permanent disability or death, each option granted to him or her generally will, to the extent not theretofore exercised, expired or cancelled, terminate on the earlier to occur of the expiration of 30 days after the date of such optionee's termination and the date of termination specified in such option.

        If the proposed amendment to the 1995 Option Plan is approved by the shareholders of the Company, in the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company by reason of permanent disability (within the meaning of Section 22(e)(3) of the Code), each option granted to him or her will become immediately exercisable in full and to the extent not theretofore exercised, expired or canceled, will terminate upon the earliest to occur of one year after the date of such termination of employment or service and the date of termination specified in such option.

        In the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant or as a director of the Company by reason of his or her termination for "cause," each option granted to him or her, to the extent not otherwise expired, canceled or exercised, will terminate immediately.

        The number of shares subject to an option granted under the 1995 Option Plan and the number of shares available for grant but not yet covered by an option will be adjusted in the event of a stock dividend. The number of shares available for grant under the 1995 Option Plan and covered by each option granted thereunder will be adjusted in the event of a reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Committee, in the event of any other change affecting the number or kind of the Company's outstanding Class A Common Stock. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, each outstanding but unexercised option will terminate.

Benefits Under the 1995 Option Plan

        The amount of Options received by the indicated persons and groups under the 1995 Option Plan since its inception is as follows:

Name	Number of Options
Mitchell Jacobson	0
Ross Anker	56,000
Shelley Boxer	106,588
Charles Boehlke	0
Roger Fradin	0
Sidney Jacobson	0
Denis Kelly	31,314
Raymond Langton	2,500
Philip Peller	0
David Sandler	112,824
James Schroeder	317,648
Current Executive Officers as a Group	650,590
Current Directors who are not Executive Officers as a Group	33,814
All Employees (excluding current Executive Officers)	2,988,420

Federal Income Tax Consequences of Issuance and Exercise of Options

        The following discussion of the Federal income tax consequences of the granting and exercise of options under the 1995 Option Plan, and the sale of Class A Common Stock acquired as a result thereof, is based on an analysis of the Code (as currently in effect), existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides.

Non-Incentive Stock Options.

        No income will be recognized by an optionee at the time a non-incentive stock option is granted.

        Ordinary income will be recognized by an optionee at the time a non-incentive stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the exercise price. This ordinary (compensation) income will also constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.

        Capital gain or loss on a subsequent sale or other disposition of the shares of Class A Common Stock acquired upon exercise of a non-incentive stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of the option will be equal to the sum of the exercise price of an option and the amount included in income with respect to the option.

        If an optionee makes payment of the exercise price by delivering shares of Class A Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

        The Company will be entitled to a deduction for Federal income tax purposes at such time and in the same amount as the amount included in ordinary income by the optionee upon exercise of his or her non-incentive stock option, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

Incentive Stock Options.

        In general, neither the grant nor the timely exercise of an incentive stock option will result in taxable income to an optionee or a deduction to the Company. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee's income.

        The sale of the shares of Class A Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive-stock option, an optionee must neither dispose of such shares within two years after the option is granted nor within one year after the exercise of the option, provided that in the case of an option that is exercised during the participant's lifetime, the option is exercised no later than 3 months (one year, in the case of a disabled participant) after the date the participant's employment with the Company terminates. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option.

        If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the fair market value of the Class A Common Stock on the date of exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company will be entitled to a deduction equal to the amount of such ordinary income.

        If an optionee makes payment of the exercise price by delivering shares of Class A Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares were not held by the participant for the requisite holding period.

        The foregoing is only a summary of the effect of Federal income taxation upon an optionee and the Company with respect to options to purchase shares of Class A Common Stock granted under the Plan. Reference should be made to the applicable provisions of the Code.

APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC.
1998 STOCK OPTION PLAN

        On October 29, 2003, the Board of Directors adopted an amendment to the 1998 Stock Option Plan (the "1998 Option Plan") which will become effective, subject to shareholder approval, on January 6, 2004. The amendment would effect certain technical changes and clarifications in the 1998 Option Plan to coordinate provisions regarding the termination and vesting of options upon termination of employment, and the procedure for amending the 1998 Option Plan, among the Company's 1995 Option Plan, 1998 Option Plan and the 2001 Option Plan. Additionally, the amendment provides that, consistent with and to conform the 1998 Option Plan to certain changes proposed herein to the 2001 Stock Option Plan and 1995 Stock Option Plan: (i) in the event of a Change in Control (as defined in the amendment to the 1998 Option Plan) of the Company, each Option granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full, (ii) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant to the Company and the Subsidiaries or as a Non-Employee Director of the Company, voluntarily or for any other reason other than retirement, permanent disability or death, shall, to the extent exercisable on the date of termination and not exercised and not otherwise expired or cancelled, terminate upon the earlier of 30 days after the date of termination of the optionee or date of termination of the option (iii) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant to the Company and the Subsidiaries or as a Non-Employee Director of the Company, due to retirement on or after attaining age 65 and who have had five years of service with the Company and the Subsidiaries shall become immediately exercisable in full and shall, to the extent not exercised, terminate upon the earlier of one year after date of retirement or date of termination of the option, (iv) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant to the Company and the Subsidiaries or as a Non-Employee Director of the Company, due to retirement on or after attaining age 65 but before completing 5 years of service with the Company and the Subsidiaries shall become immediately exercisable in full and shall, to the extent not exercised, terminate upon the earlier of 3 months after date of retirement or date of termination of the option, (v) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant or as a Non-Employee Director of the Company, due to death shall become immediately exercisable in full and shall, to the extent not exercised, terminate upon the earlier of one year after the date of qualification of a representative of his or her estate or the date of termination of the option, (vi) options granted to an optionee who ceases employment with the Company and the Subsidiaries, or ceases to serve as a consultant or as a Non-Employee Director of the Company, due to a permanent disability shall become immediately exercisable in full and shall, to the extent not exercised, terminate upon the earlier of one year after the date of the optionee's termination of employment or date of termination of the option, and (vii) the Company's Board of Directors may terminate the 1998 Option Plan at any time and make any modification it deems advisable, subject to the existing rights of Participants owning Options prior to any such amendment, and further subject to shareholder approval if required by applicable law or the listing requirements of the New York Stock Exchange. If the amendment, a copy of which is attached hereto as Annex D, is not approved by the shareholders of the Company, the 1998 Option Plan will remain as presently in effect.

To effectuate this amendment:

            (i)  Section 10F is hereby added to the MSC Industrial Direct Co., Inc. 1998 Option Plan to read as follows:

            "F. Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way."

           (ii)  Section 12.A. of the MSC Industrial Direct Co., Inc. 1998 Option Plan will be amended and restated in its entirety as follows:

            "In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her retirement, permanent disability or death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately."

          (iii)  Section 12.B. of the MSC Industrial Direct Co., Inc. 1998 Option Plan will be amended and restated in its entirety as follows:

            "In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday and five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of such retirement and the date of termination specified in such Option. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday without having completed five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option."

          (iv)  Section 12.C. of the MSC Industrial Direct Co., Inc. 1998 Option Plan will be amended and restated in its entirety as follows:

            "In the event a Participant's employment with the Company and the Subsidiaries and/or service as a consultant or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option."

           (v)  Section 12.E. of the MSC Industrial Direct Co., Inc. 1998 Option Plan will be added as follows:

            "In the event a Participant's employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of one year after the date of such termination of employment or service and the date of termination specified in such option."

          (vi)  Section 20 of the MSC Industrial Direct Co., Inc. 1998 Option Plan will be amended and restated in its entirety as follows:

            "The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary.

    Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option."

        Set forth below is a summary of the 1998 Option Plan, a copy of which is on file with the Securities and Exchange Commission. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the 1998 Option Plan.

        The 1998 Option Plan authorizes the grant of up to an aggregate of 6,000,000 shares of Class A Common Stock to employees of and consultants to the Company and its subsidiaries and to directors of the Company who are not employees. Under the 1998 Option Plan, the Company may grant to eligible individuals incentive stock options, as defined in Section 422(b) of the Code and/or non-incentive stock options.

        The affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Meeting is required for approval of the amendment to the 1998 Option Plan.

        The Board of Directors recommends a vote FOR the proposal to approve the amendment to the 1998 Option Plan. Each proxy received in response to this solicitation will be voted FOR the proposal to approve the amendment to the 1998 Option Plan, unless otherwise specified in the proxy.

Nature and Purpose of the 1998 Option Plan

        The purpose of the 1998 Option Plan is to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of the Company and its subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or increase on reasonable terms their stock ownership in, the Company. The Board of Directors believes that the granting of options under the 1998 Option Plan promotes continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

Duration and Modification

        The 1998 Option Plan will terminate not later than January 8, 2008. If the proposed amendment to the 1998 Option plan is approved by the shareholders of the Company, the Board of Directors may at any time terminate the 1998 Option Plan or make such modifications to the 1998 Option Plan as it may deem advisable except that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. In addition, the provisions of the 1998 Option Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Further, subject to initial exceptions, no termination or amendment of the 1998 Option Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

Administration

        The 1998 Option Plan is administered by the Compensation Committee, consisting of at least three directors. It is intended that the Compensation Committee consist of members of the Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. If the Compensation

Committee does not have at least three members who qualify as non-employee directors under Rule 16b-3, the Committee members will make recommendations to the Board of Directors with respect to option grants (instead of the Committee making the determination) and such recommendations will be subject to approval by the full Board of Directors. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of the Board. The present members of the Compensation Committee are Messrs. Fradin, Kelly, Peller and Langton. The Compensation Committee has discretion to determine the participants under the 1998 Option Plan, the time and price at which options will be granted, the period during which options will be exercisable, the number of shares subject to each option and whether an option will be an incentive stock option, a non-incentive stock option or a combination thereof. The Committee will not have the discretion to determine any of the foregoing with respect to the non-discretionary options granted to Non-Employee directors and consultants, and all option granted to Non-Employee directors and consultants are non-incentive stock options. The members of the Compensation Committee do not receive additional compensation for serving on the Compensation Committee other than the Chairman of the Compensation Committee who receives an annual fee of $5,000 for serving as Chairman of the Compensation Committee.

Eligibility and Extent of Participation

        The 1998 Option Plan provides for discretionary grants of options to participants (including any director or officer who is also an employee). As of November 24, 2003, approximately 2,694 persons were eligible to receive options pursuant to the 1998 Option Plan.

        No single participant (including any director or officer who is also an employee) may receive options under the 1998 Option Plan in any one fiscal year of the Company to purchase more than 400,000 shares of Class A Common Stock.

        Directors who are not also employees of the Company receive an annual grant of options to purchase 5,000 shares under the 1998 Option Plan at the first meeting of the Company's Board of Directors immediately following each annual meeting of shareholders. The exercise price of such options is the fair market value of a share of Class A Common Stock on the date of grant (the date of the Board meeting). Non-employee directors elected after such meeting receive a pro rata grant on the date of their election.

Exercise of Options

        Unless otherwise provided by the Compensation Committee at the time an option is granted, and other than in the case of the annual grant of options to Non-Employee directors, an option will be exercisable one-fifth on and after the first anniversary of the date of grant, two-fifths on and after the second anniversary of the date of grant, three-fifths on and after the third anniversary of the date of grant, four-fifths on and after the fourth anniversary of the date of grant and in full on and after the fifth anniversary of the date of grant. An option granted on or after January 8, 1999 (other than an option granted to a non-employee director) will, to the extent not already exercisable, become exercisable in full on an optionee's 62nd birthday. An annual grant of options to a non-employee director will be exercisable one-half on and after the first anniversary of the date of grant and in full on and after the second anniversary of the date of grant.

        An option may be exercised by a written notice with respect to a specified number of shares and payment of the exercise price for the number of shares so specified. The exercise price of an option may be paid in cash or, if the Compensation Committee determines at the time an option is granted, in shares of Class A Common Stock. The initial per share exercise price for an incentive stock option may not be less than the fair market value thereof on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the two classes of common stock of the Company. The initial per share exercise price for a non-incentive stock option may not be less than 85% of the fair market value thereof on the date of grant. No non-incentive stock option may be granted to any person who is or may reasonably become a "covered employee" under Section 162(m) of the Code, at a price below fair market value on the date of grant. The initial per share exercise price for the options granted to Non-Employee directors is the fair market value of the Class A Common Stock on the date of grant.

        The market value of the Class A Common Stock as reflected in the closing price of a share of the Class A Common Stock on the New York Stock Exchange on November 24, 2003, was $26.14.

        No option granted pursuant to the 1998 Option Plan may be exercised more than 10 years after the date of grant, except that incentive stock options granted to participants who own more than 10% of the total combined voting power of the common stock of the Company at the time the incentive stock option is granted may not be exercised more than five years after the date of grant. No participant may be granted incentive stock options which are exercisable for the first time in any one calendar year with respect to Class A Common Stock having an aggregate fair market value in excess of $100,000 on the date of grant. No option granted under the 1998 Option Plan is transferable by the optionee other than by death.

        If the proposed amendment to the 1998 Option Plan is approved by the shareholders of the Company, notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.

        If the proposed amendment to the 1998 Option Plan is approved by the shareholders of the Company, in the event of the death of an optionee, each option granted to him or her to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of the qualification of a representative of his or her estate and the date of termination specified in such option.

        If the proposed amendment to the 1998 Option Plan is approved by the shareholders of the Company, in the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company by reason of retirement on or after his or her 65th birthday and five years of service with the Company and/or its subsidiaries, each option granted to him or her, the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of such retirement or the date of termination specified in such option. In the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company by reason of retirement on or after his or her 65th birthday and without completing five years of service with the Company and/or its subsidiaries, each option granted to him or her will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of three months from the date of such retirement or the date of termination specified in such option.

        If the proposed amendment to the 1998 Option Plan is approved by the shareholders of the Company, in the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to he Company and its subsidiaries or as a non-employee director of the Company whether voluntary or otherwise for any reason other than retirement, permanent disability or death, each option granted to him or her generally will, to the extent exercisable on the date of his or her termination, terminate on the earlier to occur of the expiration of 30 days after the date of such optionee's termination and the date of termination specified in such option.

        If the proposed amendment to the 1998 Option Plan is approved by the shareholders of the Company, in the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company by reason of permanent disability (within the meaning of Section 22(e)(3) of the Code), each option granted to him or her will become immediately exercisable in full and to the extent not theretofore exercised, expired or canceled, will terminate upon the earliest to occur of one year after the date of such termination of employment or service and the date of termination specified in such option.

        In the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant or as a non-employee director of the Company by reason of his or her termination for "cause," each option granted to him or her, to the extent not otherwise expired, canceled or exercised, will terminate immediately.

        If the fair market value of the Class A Common Stock declines below the option price of any option (other than options granted to non-employee directors), the Committee (with the prior approval of the Board of Directors) may adjust, reduce, or cancel and regrant such option or take any similar action it deems to be for the benefit of the optionee in light of such declining value.

        The number of shares subject to an option granted under the 1998 Option Plan and the number of shares available for grant but not yet covered by an option will be adjusted in the event of a stock dividend. The number of shares available for grant under the 1998 Option Plan and covered by each option granted thereunder will be adjusted in the event of a reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Committee, in the event of any other change affecting the number or kind of the Company's outstanding Class A Common Stock. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, each outstanding but unexercised option will terminate.

Benefits Under the 1998 Option Plan

        The amount of Options received by the indicated persons and groups under the 1998 Option Plan since its inception is as follows:

Name	Number of Options
Mitchell Jacobson	0
Ross Anker	200,000
Shelley Boxer	115,000
Charles Boehlke	150,000
Roger Fradin	17,500
Sidney Jacobson	0
Denis Kelly	20,000
Raymond Langton	20,000
Philip Peller	9,584
David Sandler	525,000
James Schroeder	310,000
Current Executive Officers as a Group	1,564,000
Current Directors who are not Executive Officers as a Group	67,084
All Employees (excluding current Executive Officers)	4,604,740

Federal Income Tax Consequences of Issuance and Exercise of Options

        The following discussion of the Federal income tax consequences of the granting and exercise of options under the 1998 Option Plan, and the sale of Class A Common Stock acquired as a result thereof, is based on an analysis of the Code (as currently in effect), existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides.

Non-Incentive Stock Options.

        No income will be recognized by an optionee at the time a non-incentive stock option is granted.

        Ordinary income will be recognized by an optionee at the time a non-incentive stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the exercise price. This ordinary (compensation) income will also constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.

        Capital gain or loss on a subsequent sale or other disposition of the shares of Class A Common Stock acquired upon exercise of a non-incentive stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of the option will be equal to the sum of the exercise price of an option and the amount included in income with respect to the option.

        If an optionee makes payment of the exercise price by delivering shares of Class A Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

        The Company will be entitled to a deduction for Federal income tax purposes at such time and in the same amount as the amount included in ordinary income by the optionee upon exercise of his or her non-incentive stock option, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

Incentive Stock Options.

        In general, neither the grant nor the timely exercise of an incentive stock option will result in taxable income to an optionee or a deduction to the Company. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee's income.

        The sale of the shares of Class A Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive-stock option, an optionee must neither dispose of such shares within two years after the option is granted nor within one year after the exercise of the option, provided that in the case of an option that is exercised during the participant's lifetime, the option is exercised no later than 3 months (one year, in the case of a disabled participant) after the date the participant's employment with the Company terminates. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option.

        If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the fair market value of the Class A Common Stock on the date of exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company will be entitled to a deduction equal to the amount of such ordinary income.

        If an optionee makes payment of the exercise price by delivering shares of Class A Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares were not held by the participant for the requisite holding period.

        The foregoing is only a summary of the effect of Federal income taxation upon an optionee and the Company with respect to options to purchase shares of Class A Common Stock granted under the Plan. Reference should be made to the applicable provisions of the Code.

APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC.
2001 STOCK OPTION PLAN

        On October 29, 2003, the Board of Directors adopted an amendment to the 2001 Stock Option Plan (the "2001 Option Plan") which will become effective, subject to shareholder approval, on January 6, 2004. To conform the 2001 Option Plan to certain features of the 1995 Option Plan and 1998 Option Plan, the amendment removes, effective with respect to Options granted on or after January 6, 2004, a Plan provision for the immediate exercisability of those Options by a participant upon reaching his or her 62nd birthday (there would be no change to such accelerated vesting of Options granted prior to January 6, 2004), provides the Committee with greater flexibility in determining the terms of the Options at the date of the grant, effects certain technical changes and clarifications regarding the termination and vesting of options upon termination of employment and provides that the Company's Board of Directors may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable subject to the existing rights of Participants owning Options prior to an such amendment, and further subject to shareholder approval if required by applicable law and the listing requirements of the New York Stock Exchange. If the amendment, a copy of which is attached hereto as Annex E, is not approved by the shareholders of the Company, the 2001 Option Plan will remain as presently in effect.

To effectuate this amendment,

            (i)  Paragraph A of Section 10 of the MSC Industrial Direct Co., Inc. 2001 Option Plan is hereby amended to read as follows:

            "Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director's Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17, as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Directors Formula Option, and as set forth in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby. Notwithstanding the foregoing provision of this Section 10A, an Option granted before January 6, 2004 to a Participant other than a Non-Employee Directors Formula Option will to the extent not already exercisable, become exercisable in full on the Participants 62nd birthday and options granted on or after January 6, 2004 shall not be immediately exercisable upon the Participant's 62nd birthday but rather will become exercisable pursuant to the applicable items of the Option and this Plan."

           (ii)  Section 20 of the MSC Industrial Direct Co., Inc. 2001 Stock Option Plan is hereby amended to read as follows:

            "Termination and Amendment of the Plan.

      The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option."

        Set forth below is a summary of the 2001 Option Plan, a copy of which is on file with the Securities and Exchange Commission. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the 2001 Option Plan.

        The 2001 Option Plan authorizes the grant of up to an aggregate of 5,000,000 shares of Class A Common Stock to employees of and consultants to the Company and its subsidiaries and to directors of the Company who are not employees. Under the 2001 Option Plan, the Company may grant to eligible individuals incentive stock options, as defined in Section 422(b) of the Code and/or non-incentive stock options.

        The affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Meeting is required for approval of the amendment to the 2001 Option Plan.

        The Board of Directors recommends a vote FOR the approval of the amendment to the 2001 Option Plan. Each proxy received in response to this solicitation will be voted FOR the proposal to approve the amendment to the Plan, unless otherwise specified in the proxy.

Nature and Purpose of the 2001 Option Plan

        The purpose of the 2001 Option Plan is to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of the Company and its subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or increase on reasonable terms their stock ownership in, the Company. The Board of Directors believes that the granting of options under the 2001 Option Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

Duration and Modification

        The 2001 Option Plan will terminate not later than September 19, 2011. If the proposed amendment to the 2001 Option Plan is approved by the shareholders of the Company, the Board of Directors may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable except that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. In addition, the provisions of the 2001 Option Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Further, subject to limited exceptions, no termination or amendment of the 2001 Option Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

Administration

        The 2001 Option Plan is administered by the Compensation Committee consisting of at least three directors. It is intended that the Compensation Committee consist of members of the Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. If the Compensation Committee does not have at least three members who qualify as Non-Employee directors under Rule 16b-3, the Compensation Committee members will make recommendations to the Board of Directors with respect to option grants (instead of the Committee making the determination) and such recommendations will be subject to approval by the full Board of Directors.

        The members of the Compensation Committee are appointed annually by, and serve at the pleasure of the Board. The present members of the Compensation Committee are Messrs. Fradin, Kelly, Langton and Peller. The Compensation Committee has discretion to determine the participants under the 2001 Option Plan, the time and price at which options will be granted, the period during which options will be exercisable, the number of shares subject to each option and whether an option will be an incentive stock option, a non-incentive stock option or a combination thereof. The Committee will not have the discretion to determine any of the foregoing with respect to the non-discretionary options granted to Non-Employee directors and consultants, and all options granted to non-employee directors and consultants are non-incentive stock options.

        The members of the Compensation Committee do not receive additional compensation for serving on the Compensation Committee other than the Chairman of the Compensation Committee who receives an annual fee of $5,000 for serving as Chairman of the Compensation Committee.

Eligibility and Extent of Participation

        The 2001 Option Plan provides for discretionary grants of options to participants (including any director or officer who is also an employee). As of November 24, 2003 approximately 2,694 persons were eligible to receive options pursuant to the 2001 Option Plan. No single participant (including any director or officer who is also an employee) may receive options under the 2001 Option Plan in any one fiscal year of the Company to purchase more than 400,000 shares of Class A Common Stock.

        Directors who are not also employees of the Company receive an annual grant of options to purchase 5,000 shares under the 2001 Option Plan at the first meeting of the Company's Board of Directors immediately following each annual meeting of shareholders. The exercise price of such options is the fair market value of a share of Class A Common Stock on the date of grant (the date of the Board meeting). Non-employee directors elected after such meeting receive a pro rata grant on the date of their election.

Exercise of Options

        Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director's Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. If the proposed amendment to the 2001 Option Plan is approved by the shareholders of the

Company, except as otherwise set forth in Sections 9A and 17, as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Directors Formula Option, and as set forth in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby. Notwithstanding the foregoing provisions of this Section 10A, an Option granted to a Participant other than a Non-Employee Director's Formula Option will, to the extent not already exercisable, become exercisable in full on the Participant's 62nd birthday. If the proposed amendment to the 2001 Option Plan is approved by the shareholders of the Company, effective with respect to Options granted on or after January 6, 2004, an Option granted to a Participant other than a Non-Employee Director's Formula Option will not become exercisable in full on the Participant's 62nd birthday but rather will become exercisable pursuant to the applicable items of the Option and 2001 Option Plan.

        An option may be exercised by a written notice with respect to a specified number of shares and payment of the exercise price for the number of shares so specified. The exercise price of an option may be paid in cash or, if the Compensation Committee determines at the time an option is granted, in shares of Class A Common Stock. The initial per share exercise price for an incentive stock option may not be less than the fair market value thereof on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the two classes of common stock of the Company.

        The initial per share exercise price for a non-incentive stock option may not be less than 85% of the fair market value thereof on the date of grant. No non-incentive stock option may be granted to any person who is or may reasonably become a "covered employee" under Section 162(m) of the Code at a price below fair market value on the date of grant. The initial per share exercise price for the annual grant of options to non-employee directors is the fair market value of the Class A Common Stock on the date of grant.

        The market value of the Class A Common Stock as reflected in the closing price of a share of the Class A Common Stock on the New York Stock Exchange on November 24, 2003, was $26.14.

        No option granted pursuant to the 2001 Option Plan may be exercised more than 10 years after the date of grant, except that incentive stock options granted to participants who own more than 10% of the total combined voting power of the common stock of the Company at the time the incentive stock option is granted may not be exercised more than five years after the date of grant. No participant may be granted incentive stock options which are exercisable for the first time in any one calendar year with respect to Class A Common Stock having an aggregate fair market value in excess of $100,000 on the date of grant.

        No option granted under the 2001 Option Plan is transferable by the optionee other than by death. In the event of the death of an optionee, each option granted to him or her, to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of the qualification of a representative of his or her estate and the date of termination specified in such option.

        In the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company by reason of retirement on or after his or her 65th birthday and five years of service with the Company and/or its subsidiaries, each option granted to him or her, to the extent not otherwise expired, canceled or exercised, will terminate upon the earlier to occur of the expiration of one year from the date of such retirement or the date of termination specified in such option. In the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company by reason of his or her permanent disability, each option granted to him or her, to the extent not otherwise expired, canceled or exercised, will immediately become exercisable in full and will terminate upon the earlier to occur of the expiration of one year from the date of such optionee's termination or the date of termination specified in such option. In the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a non-employee director of the Company for any reason other than death, retirement or permanent disability, each option granted to him or her generally will, to the extent exercisable on the date of his or her termination, terminate on the earlier to occur of the expiration of 30 days after the date of such optionee's termination and the date of termination specified in such option. In the event that an optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant or non-employee director of the Company by reason of his or her termination for "cause," each option granted to him or her, to the extent not otherwise expired, canceled or exercised will terminate immediately. If the fair market value of the Class A Common Stock declines below the option price of any option (other than options granted to non-employee directors), the Committee (with the prior approval of the Board of Directors) may adjust, reduce, or cancel and regrant such option or take any similar action it deems to be for the benefit of the optionee in light of such declining value.

        The number of shares subject to an option granted under the 2001 Option Plan and the number of shares available for grant but not yet covered by an option will be adjusted in the event of a stock dividend. The number of shares available for grant under the 2001 Option Plan and covered by each option granted thereunder will be adjusted in the event of a reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Committee, in the event of any other change affecting the number or kind of the Company's outstanding Class A Common Stock. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, each outstanding but unexercised option will terminate.

Benefits Under the 2001 Option Plan

        The amount of Options received by the indicated persons and groups under the 2001 Option Plan since its inception is as follows:

Name	Number of Options
Mitchell Jacobson	250,000
Ross Anker	142,000
Shelley Boxer	32,000
Charles Boehlke	152,500
Roger Fradin	10,000
Sidney Jacobson	0
Denis Kelly	10,000
Raymond Langton	10,000
Philip Peller	10,000
David Sandler	245,000
James Schroeder	73,000
Current Executive Officers as a Group	1,002,500
Current Directors who are not Executive Officers as a Group	40,000
All Employees (excluding current Executive Officers)	1,676,372

Federal Income Tax Consequences of Issuance and Exercise of Options

        The following discussion of the Federal income tax consequences of the granting and exercise of options under the 2001 Option Plan, and the sale of Class A Common Stock acquired as a result thereof, is based on an analysis of the Code (as currently in effect), existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides.

Non-Incentive Stock Options

        No income will be recognized by an optionee at the time a non-incentive stock option is granted. Ordinary income will be recognized by an optionee at the time a non-incentive stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the exercise price. In the case of an option granted to an employee, this ordinary (compensation) income will also constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money. Capital gain or loss on a subsequent sale or other disposition of the shares of Class A Common Stock acquired upon exercise of a non-incentive stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of the option will be equal to the sum of the exercise price of an option and the amount included in income with respect to the option.

        If an optionee makes payment of the exercise price by delivering shares of Class A Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. The Company will be entitled to a deduction for Federal income tax purposes at such time and in the same amount as the amount included in ordinary income by the optionee upon exercise of his or her non-incentive stock option, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

Incentive Stock Options

        In general, neither the grant nor the timely exercise of an incentive stock option will result in taxable income to an optionee or a deduction to the Company. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee's income. The sale of the shares of Class A Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive-stock option, an optionee must neither dispose of such shares within two years after the option is granted nor within one year after the exercise of the option, provided that in the case of an option that is exercised during the participant's lifetime, the option is exercised no later than 3 months (one year, in the case of a disabled participant) after the date the participant's employment with the Company terminates. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option. If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the fair market value of the Class A Common Stock on the date of exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company will be entitled to a deduction equal to the amount of such ordinary income.

        If an optionee makes payment of the exercise price by delivering shares of Class A Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares were not held by the participant for the requisite holding period.

        The foregoing is only a summary of the effect of Federal income taxation upon an optionee and the Company with respect to options to purchase shares of Class A Common Stock granted under the 2001 Option Plan. Reference should be made to the applicable provisions of the Code.

APPROVAL OF THE AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC.
ASSOCIATE STOCK PURCHASE PLAN

        On October 29, 2003, the Board of Directors adopted an amendment to the Associate Stock Purchase Plan (the "Plan") which will become effective, subject to shareholder approval, on January 6, 2004. The amendment would amend the Plan to provide that (i) the definition of Purchase Price (i.e. the price at which shares of Class A Common Stock are purchased under the Plan) shall mean 85% of the lesser of (a) Fair Market Value of the Class A Common Stock as of the Offering Date (i.e. the first day of a period of three months commencing on the following dates of each year except as otherwise determined by the Company: November 1, February 1, May 1 and August 1) or (b) Fair Market Value of the Class A Common Stock as of the Exercise Date (i.e. the last business day of a period of three months commencing on the following dates of each year except as otherwise determined by the Company: November 1, February 1, May 1 and August 1) (ii) to permit the purchase of fractional shares under the Plan, and (iii) to prevent a participant in the Plan from disposing of any shares of Class A Common Stock purchased under the Plan for a period of forty-five days following such purchase, unless otherwise provided by the Board of Directors in its sole discretion. If the amendment, a copy of which is attached hereto as Annex F, is not approved by the shareholders of the Company, the Associate Stock Purchase Plan will remain as presently in effect.

        To effectuate this amendment:

            (i)  Section 2(n) of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan is hereby amended and restated in its entirety as follows:

      "Purchase Price" shall mean 85% of the lesser of (i) Fair Market Value of the Class A Common Stock as of the Offering Date or (ii) Fair Market Value of the Class A Common Stock as of the Exercise Date."

           (ii)  Section 7(b) of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan is hereby amended and restated in its entirety as follows:

      "The number of whole and fractional shares to be purchased on the Exercise Date shall be determined by dividing the Purchase Price into the Contributions accumulated in the participant's account as of the Exercise Date."

          Section 8(b) of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan is hereby amended and restated in its entirety as follows:

      "The maximum number of whole and fractional shares will be determined based on the Purchase Price and the accumulated Contributions in the participant's account."

          (iii)  Section 8 of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan is hereby amended by adding the following Section 8(e) at the end thereof:

      "Notwithstanding anything in the Plan to the contrary, any shares acquired by a participant hereunder after the first Offering Date subsequent to January 6, 2004 may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant for a period of forty-five (45) days (or such other longer or shorter time period (including 0 days) as may be established by the Board in its sole discretion) following the date on which the participant acquired such shares as a result of the exercise of such participant's option."

        Set forth below is a summary of the Associate Stock Purchase Plan, a copy of which is on file with the Securities and Exchange Commission. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the Plan.

        The affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Meeting is required for approval of the amendment to the Plan.

        The Board of Directors recommends a vote FOR the approval of the amendment to the Plan. Each proxy received in response to this solicitation will be voted FOR the proposal to approve the amendment to the Plan, unless otherwise specified in the proxy.

Nature and Purpose of the Plan

        The purpose of the Plan is to provide employees ("associates") of the Company and its subsidiaries with an opportunity to purchase shares of Class A Common Stock through payroll deductions. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the provisions of the Plan are to be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Duration and Modification

        The Plan will terminate not later than October 30, 2008. The Board of Directors may at any time and for any reason terminate or amend the Plan as it may deem advisable. However, the Company must obtain shareholder approval of any amendment to the Plan to the extent that such approval is necessary to comply with Section 423 of the Code.

Administration of the Plan

        The Plan is administered by the Board of Directors of the Company.

Offering Periods

        Options are granted under the Plan to purchase shares of Class A Common Stock in consecutive three-month offering periods, with a new offering period commencing on each November 1, February 1, May 1 and August 1, unless otherwise determined by the Company.

Securities Subject to the Plan; Market Price

        The number of shares of Class A Common Stock reserved for sale under the Plan is 1,000,000. If the total number of shares which would otherwise be subject to options under the Plan exceeds the number of shares then available under the Plan, the Company is required to make a pro rata allocation of the shares available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company is required to give written notice of such reduction in the number of shares subject to option to each participant affected thereby.

        The market value of the Class A Common Stock as reflected in the closing sale price of a share of Class A Common Stock on the New York Stock Exchange on November 24, 2003, was $26.14.

Eligibility

        Each associate of the Company and its participating subsidiaries (as designated by the Board of Directors) who is customarily employed for at least 20 hours per week and for more than five months in a calendar year is eligible to participate under the Plan, provided that the associate has been employed by the Company for at least 31 days on the first day of an offering period and subject to certain limitations imposed by Section 423(b) of the Code.

Participation

        An associate may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the payroll office of the Company prior to the first day of the offering period with respect to which it is to be effective.

        Payroll deductions will be equal to the percentage of compensation (not to exceed 15%) specified by the participant. Once enrolled, a participant remains enrolled in each subsequent offering period of the Plan at the designated payroll deduction unless the participant withdraws by providing the Company with written notice of withdrawal or files a new subscription agreement prior to the applicable offering date changing the associate's designated payroll deduction.

Purchase Price

        If the proposed amendment to the Plan is approved by the shareholders of the Company, the purchase price per share at which shares of Class A Common Stock are to be sold under the Plan is 85% of the lesser of (i) the Fair Market Value of the Class A Common Stock as of the Offering Date or (ii) Fair Market Value of the Class A Common Stock as of the Exercise Date. The Fair Market Value of the Class A Common Stock on any offering date means: (i) the closing sale price of the Class A Common Stock on the New York Stock Exchange on the business day immediately preceding such date or (ii) if there is no sale of the Class A Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

Purchase of Shares

        The maximum number of shares of Class A Common Stock a participant may purchase during each offering period may not exceed 5,000 shares, subject to certain limitations set forth in the Code and availability of shares under the Plan.

        Unless a participant withdraws from the Plan during an offering period, his or her option to purchase shares will be exercised automatically at each exercise date (the last business day of the offering period), and the maximum number of full and, if the proposed amendment to the Plan is approved by the shareholders of the Company, fractional shares subject to the option will be purchased at the applicable option price with the accumulated payroll deductions in his or her account. The shares purchased will be issued to the participant as promptly as practicable after the exercise date. A participant's option to purchase shares under the Plan may be exercised only by the participant. If the proposed amendment to the Plan is approved by the shareholders of the Company, notwithstanding anything in the Plan to the contrary, any shares acquired by a participant pursuant to the Plan after the first Offering Date subsequent to January 6, 2004 may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant for a period of forty-five (45) days (or such other longer or shorter time period (including 0 days) as may be established by the Board in its sole discretion) following the date on which the participant acquired such shares as a result of the exercise of such participant's option.

Voting Rights

        Participants will not have any interest or voting rights in shares covered by their options until the options have been exercised.

Adjustments

        The number of shares of Class A Common Stock available for grant or covered by each option granted under the Plan will be adjusted in the event of a stock dividend, reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Compensation Committee, in the event of any other change affecting the number or kind of outstanding shares of Class A Common Stock. In the event of the dissolution or liquidation of the Company, the Board may, in its discretion, accelerate the exercisability of all outstanding awards and/or terminate the same within a reasonable time thereafter.

Withdrawal; Termination of Employment

        A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to an exercise date by giving written notice to the Company on a form provided for such purpose. If the participant withdraws from the Plan during an offering period, all of the participant's payroll deductions credited to his or her account will be paid to the participant as soon as practicable after receipt of the notice of withdrawal and his or her option for the current offering period will be automatically canceled, and no further payroll deductions for the purchase of shares will be made during such offering period or subsequent offering periods, except pursuant to a new subscription agreement filed in accordance with the Plan.

        Upon the termination of a participant's continuous status as an employee prior to an exercise date of an offering period for any reason, including retirement or death, he or she will be deemed to have elected to withdraw from the Plan, the payroll deductions accumulated in his or her account will be returned to him or her as soon as practicable after such termination or, in the case of death, to the person or persons entitled thereto under the Plan, and his or her option will be automatically canceled.

        A participant's withdrawal from the Plan during an offering period will not have any effect upon his or her eligibility to participate in a succeeding offering period or in any similar plan that may hereafter be adopted by the Company.

        All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company is not obligated to segregate such payroll deductions.

Benefits Under the Plan

        The amount of shares of Class A Common Stock purchased under the Plan by the indicated persons and groups since its inception is as follows:

Name	Number of Shares
Mitchell Jacobson	0
Ross Anker	1,177
Shelley Boxer	0
Charles Boehlke	0
Roger Fradin	0
Sidney Jacobson	0
Denis Kelly	0
Raymond Langton	0
Philip Peller	0
David Sandler	0
James Schroeder	154
Current Executive Officers as a Group	1,331
Current Directors who are not Executive Officers as a Group	0
All Employees (excluding current Executive Officers)	336,669

Federal Income Tax Consequences of Issuance and Exercise of Options

        The following discussion of the Federal income tax consequences of the granting and exercise of options under the Plan, and the sale of shares of Class A Common Stock acquired as a result thereof, is based on an analysis of the Code as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides.

        The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of purchase of shares. Upon disposition of the shares, the participant will be subject to tax and the amount of the tax will depend on the length of the holding period. If the shares are disposed of by the participant at least two years after the beginning of an offering period and at least one year from the date the shares are purchased, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price and (b) the excess of the fair market value of the shares on the first day of the offering period over the purchase price will be treated as ordinary income. Any additional gain will be taxed at capital gain rates. If the shares are sold after such time and the sales price is less than the purchase price, the participant recognizes no ordinary income but instead a capital loss. If the shares are sold or otherwise disposed of before the expiration of such two-year and one-year periods, the excess of the fair market value of the shares on the exercise date over the purchase price will be treated as ordinary income.

        The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disposition of shares within two years from the date of grant or within one year of the date of purchase.

        The foregoing is only a summary of the effect of Federal income taxation upon a participant and the Company with respect to shares of Class A Common Stock purchased under the Plan. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

Equity Compensation Plan Information

        Information for the Company's equity compensation plans in effect as of August 30, 2003 is as follows (amounts in thousands, except per share amounts)

	(a)		(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category		Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by security holders	6,820,000	$14.09	4,505,000
Equity compensation plans not approved by security holders	—	—	—
Total	6,820,000	$14.09	4,505,000

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(ITEM 7)

        The Board of Directors of the Company, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP to serve as independent auditors of the Company for the fiscal year 2004, subject to ratification of this appointment by the stockholders of the Company. Although shareholder ratification of the Board of Directors' action in this respect is not required, the Board of Directors considers it desirable for shareholders to pass upon the selection of auditors and, if the shareholders disapprove of the selection, intends to reconsider the selection of auditors for the fiscal year 2005, since it would be impractical to replace the Company's auditors so late into the Company's current fiscal year.

        On May 15, 2002, the Company dismissed Arthur Andersen LLP and engaged Ernst & Young LLP to serve as the Company's independent auditors for the year ended August 31, 2002. The determination to dismiss Arthur Andersen LLP and engage Ernst & Young LLP was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee of the Company. During the years ended September 1, 2001 and August 26, 2000 and for the interim period through the date the relationship ended, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. The audit reports of Arthur Andersen LLP on the Company's consolidated financial statements as of and for the fiscal years ended September 1, 2001 and August 26, 2000 (which have been withdrawn in connection with the Company's previously reported restatement of its consolidated financial statements for those years) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's fiscal year ended September 1, 2001 and through May 15, 2002. The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed May 28, 2002, incorporated herein by reference, is a copy of Arthur Andersen LLP's letter, dated May 22, 2002, stating its agreement with such statements. During the years ended September 1, 2001 and August 26, 2000 and through May 15, 2002, the Company did not consult Ernst & Young LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        Ernst & Young LLP has advised the Company that neither it nor any of its members has any direct or material indirect financial interest in the Company.

        For the fiscal year ended August 30, 2003, the Company paid (or will pay) the following fees to Ernst & Young LLP for services rendered during the year or for the audit in respect of that year:

Audit Fees(1)	$183,410
Financial Information Systems Design and Implementation	—
All Other Fees(2)	45,300

Total	$228,710

(1)
Includes fees for the fiscal year 2003 audit and the review of the Company's Quarterly Reports on Form 10-Q.

(2)
These fees relate primarily to consultations in connection with attestation services and the audit of the Company's 401(k) savings plan.

        The Audit Committee of the Board of Directors has considered whether, and has determined at this time that, the provision of non-audit services by Ernst & Young LLP is compatible with maintaining auditor independence.

        One or more representatives of Ernst & Young LLP will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2004. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS A CONTRARY CHOICE IS SPECIFIED IN THE PROXY.

SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the annual meeting of shareholders in 2005 must be received by August 9, 2004, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next Annual Meeting of Shareholders but not submitted for inclusion in the proxy materials for such Meeting unless notice of the matter is received by the Company not later than October 24, 2004 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholder proposals should be directed to the Secretary of the Company, at the address of the Company set forth on the first page of this proxy statement.

ANNUAL REPORT ON FORM 10-K

        THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K. ANY SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE OFFICE OF THE CHIEF FINANCIAL OFFICER, MSC INDUSTRIAL DIRECT CO., INC., 75 MAXESS ROAD, MELVILLE, NEW YORK 11747.

        Copies of the 2003 Annual Report to Shareholders are being mailed simultaneously with this proxy statement. If you want to save the Company the cost of mailing more than one Annual Report to the same address, the Company will discontinue, at your request to the Secretary of the Company, mailing of the duplicate copy to the account or accounts you select.

                      By Order of the Board of Directors,

                      Thomas Eccleston
                       Secretary

Melville, New York
December 5, 2003

Annex A

MSC INDUSTRIAL DIRECT CO., INC.

AUDIT COMMITTEE CHARTER
(As amended, effective July 10, 2003)

Organization

        This charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of MSC Industrial Direct Co., Inc. (the "Company"). The Committee shall review this charter on an annual basis, update it as appropriate, and submit it for the approval of the Board when updated. The Committee shall include not less than three members of the Board and consist entirely of independent Directors of the Board. The Chairperson and other members of the Committee shall be appointed by the Board. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries and meet the independence requirements of the New York Stock Exchange listing standards. All Committee members shall be financially literate and at least one member shall be a "financial expert", as defined by SEC regulations.

        The Committee shall meet at least four times a year, or more frequently as circumstances require. The Committee may ask members of management, the independent or internal auditors or others to attend the meetings and provide pertinent information as necessary. In addition, management and a representative of the independent auditors will meet in person or telephonically with at least the Chairman of the Committee to review the Company's quarterly earnings in advance of each quarterly earnings release.

Purpose

        The Committee shall provide assistance to the Board in fulfilling its oversight responsibility relating to the:

  •
  Preparation and integrity of the Company's financial statements (including the financial reporting process and the system of internal accounting and financial controls)

  •
  Qualifications, independence and performance of, and the Company's relationship with, its independent auditors

  •
  Performance of the Company's internal audit function

  •
  Company's compliance with its ethics policies and with legal and regulatory requirements

        It is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors and management of the Company.

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel, accounting and other advisers at the expense of the Company as it determines necessary to carry out its duties.

        While the Committee has the responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies used by the Company. The independent auditors are responsible for auditing the Company's annual financial statements and for reviewing the Company's unaudited interim financial statements. It is not the duty of the Committee to assure the Company's compliance with its codes of conduct and compliance programs. The primary responsibility for these matters is with the Company's management.

Responsibilities

        In addition to the purposes set forth above, the following are the principal responsibilities of the Committee:

Independent Auditors' Qualifications and Independence

1.
The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation and oversight of the work of the Company's independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The Committee shall require the rotation of "audit partners" in accordance with applicable regulations under the securities laws. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to the Chairman of the Committee in which case decisions taken are to be presented to the full Committee at its next meeting.

2.
At least annually, the Committee shall obtain and review a report by the Company's independent auditors describing the independent auditor's internal quality control procedures and other matters required to be disclosed by the independent auditors.

3.
The Committee shall set establish hiring policies for partners or employees or former partners or employees of the independent auditors that meet the SEC regulations and New York Stock Exchange listing standards. The Committee shall approve in advance the hiring of any such individual.

Reporting and Disclosure to the Board of Directors

4.
The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation or budgets. The Committee shall review the significant reports to management prepared by the internal auditors and management's responses to such reports.

5.
The Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, disclosure controls and procedures, and including the Company's policies to assess, monitor and manage business risk, and legal and ethical compliance programs.

6.
The Committee shall meet periodically with management, the internal auditors and the independent auditors in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

7.
The Committee shall receive information from management and the independent auditors as to the critical accounting policies and practices of the Company and alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and any major changes to the Company's accounting principles and practices.

8.
The Committee shall review management's assertions on its assessment of the effectiveness of internal accounting controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertions.

9.
The Committee shall review with the independent auditors their reports on the annual and quarterly financial statements and all communications required of the independent auditors; and discuss with the independent auditors and management their assessment as to the quality and application of the Company's accounting principles, the reasonableness of significant judgments and the clarity of financial statement disclosures.

10.
The Committee shall review with management prior to release the Company's periodic earnings press releases and financial information, annual and quarterly financial statements and reports and guidance provided to analysts and rating agencies. The Committee may delegate responsibility for these reviews to a member of the Committee.

11.
The Committee shall regularly report its actions to the Board with such recommendations as the Committee may deem appropriate. The Committee shall recommend to the Board that the audited financial statement be included in the Company's annual report on Form 10K for filing with the Securities and Exchange Commission.

Other Matters

12.
The Committee shall review and approve the appointment and replacement of the senior internal auditing executive.

13.
The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters including the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

14.
The Committee shall investigate and respond to any instances or allegations of inappropriate behavior by management concerning questions of compliance with securities laws or inquiries as may be reported by legal counsel.

15.
The Committee will prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

16.
The Committee shall conduct an annual performance evaluation of the Committee.

Annex B

AMENDMENT NO. 1

TO

MSC INDUSTRIAL DIRECT CO., INC.

1995 RESTRICTED STOCK PLAN

          (i)  Effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, Section 8 of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan is hereby amended to add the following language after the first sentence thereof:

          "Notwithstanding the foregoing, effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, Participants to whom Restricted Shares are allocated shall be granted such Restricted Shares by the Company at and for no purchase price."

         (ii)  Effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, Paragraph A of Section 9 of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan is hereby amended to add the following language at the end thereof:

          "Except as otherwise provided in this Section and notwithstanding the foregoing, effective with respect to Restricted Shares granted and allocated on or after January 6, 2004, such Restricted Shares allocated to a Participant may not be sold, assigned, transferred or otherwise disposed of, and may not be pledged or hypothecated. Such Stock Restrictions shall terminate as follows:

    i)
    as to one-half (1/2) of such Restricted Shares owned by the Participant on the day immediately preceding the third anniversary of the date of his or her Restricted Stock Agreement (as such term is defined in paragraph E. of this Section 9);

    ii)
    as to an additional one-eighth (1/8) of such Restricted Shares owned by the Participant on the day immediately preceding the fourth anniversary of the date of his or her Restricted Stock Agreement;

    iii)
    as to an additional one-eighth (1/8) of such Restricted Shares owned by the Participant on the day immediately preceding the fifth anniversary of the date of his or her Restricted Stock Agreement;

    iv)
    as to an additional one-eighth (1/8) of such Restricted Shares owned by the Participant on the day immediately preceding the sixth anniversary of the date of his or her Restricted Stock Agreement;

    vi)
    as to the remaining one-eighth (1/8) of such Restricted Shares owned by the Participant on the day immediately preceding the seventh anniversary of the date of his or her Restricted Stock Agreement."

        (iii)  Paragraph B of Section 9 of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan is hereby amended and restated in its entirety as follows:

          "In addition, if the Participant to whom Restricted Shares have been allocated as of any Allocation Date leaves the employ of the Company and its Subsidiaries for any reason (other than death or Permanent Disability, his or her Termination Without Cause or his or her retirement from the Company at or after age 65) prior to the termination of the restriction provided for in paragraph A of this Section 9 with respect to the Restricted Shares allocated to such Participant as of such Allocation Date, he or she shall be obligated to redeliver such Restricted Shares to the Company immediately and the Company shall pay to him or her, in redemption of such shares, an amount equal to the price paid by the Participant for such Restricted Shares."

B-1

        (iv)  Section 9F is hereby added to the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan to read as follows:

          "F. Notwithstanding the provisions of Section 9A, in the event that a Change of Control of the Company shall occur, then, the Stock Restrictions with respect to each Restricted Share theretofore allocated to any Participant shall immediately terminate in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the Allocation Date of the Restricted Shares, constitute the Board (as of the Allocation Date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 9F nor any of the rights of any Participant thereunder shall be modified or amended in any way."

         (v)  Section 15 of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan is hereby amended and restated in its entirety as follows:

          "Amendment of Plan.    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. Except as otherwise provided in Section 10, no termination or amendment of the Plan may, without the consent of the Participant to whom any Restricted Shares shall theretofore have been allocated, adversely affect the rights of such Participant with respect to such Restricted Shares."

B-2

Annex C

AMENDMENT NO. 1

TO

MSC INDUSTRIAL DIRECT CO., INC.

1995 STOCK OPTION PLAN

Section 10F is hereby added to the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan to read as follows:

          "F. Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way."

Section 12.A. of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby amended and restated in its entirety as follows:

          "In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her retirement, permanent disability or death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately."

Section 12.B. of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby amended and restated in its entirety as follows:

          "In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday and five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of such retirement and the date of termination specified in such Option. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday without having completed five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option."

Section 12.C. of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby amended and restated in its entirety as follows:

          "In the event a Participant's employment with the Company and the Subsidiaries and/or service as a consultant or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option."

Section 12.E. of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby added as follows:

          "In the event a Participant's employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of one year after the date of such termination of employment or service and the date of termination specified in such option."

Section 19 of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby amended and restated in its entirety as follows:

          "The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option."

Annex D

AMENDMENT NO. 3

TO

MSC INDUSTRIAL DIRECT CO., INC.

1998 STOCK OPTION PLAN

        Section 10F is hereby added to the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan to read as follows:

        "F. Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way."

Section 12.A. of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby amended and restated in its entirety as follows:

        "In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her retirement, permanent disability or death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately."

Section 12.B. of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby amended and restated in its entirety as follows:

        "In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday and five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of such retirement and the date of termination specified in such Option. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday without having completed five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option."

Section 12.C. of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby amended and restated in its entirety as follows:

        "In the event a Participant's employment with the Company and the Subsidiaries and/or service as a consultant or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option."

Section 12.E. of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby added as follows:

        "In the event a Participant's employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of one year after the date of such termination of employment or service and the date of termination specified in such option."

Section 20 of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby amended and restated in its entirety as follows:

        "The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the

Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option."

Annex E

AMENDMENT NO. 1

TO

MSC INDUSTRIAL DIRECT CO., INC.

2001 STOCK OPTION PLAN

          (i)  Paragraph A of Section 10 of the MSC Industrial Direct Co., Inc. 2001 Option Plan is hereby amended to read as follows:

          "Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director's Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17, as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Directors Formula Option, and as set forth in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby. Notwithstanding the foregoing provision of this Section 10A, an Option granted before January 6, 2004 to a Participant other than a Non-Employee Directors Formula Option will to the extent not already exercisable, become exercisable in full on the Participants 62nd birthday and options granted on or after January 6, 2004 shall not be so immediately exercisable upon the Participant's 62nd birthday but rather will become exercisable pursuant to the applicable items of the Option and this Plan."

         (ii)  Section 20 of the MSC Industrial Direct Co., Inc. 2001 Stock Option Plan is hereby amended to read as follows:

    "Termination and Amendment of the Plan.

    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company's securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option."

E-1

Annex F

AMENDMENT NO. 1

TO

MSC INDUSTRIAL DIRECT CO., INC.

ASSOCIATE STOCK PURCHASE PLAN

Section 2(n) of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan is hereby amended and restated in its entirety as follows:

  "Purchase Price" shall mean 85% of the lesser of (i) Fair Market Value of the Class A Common Stock as of the Offering Date or (ii) Fair Market Value of the Class A Common Stock as of the Exercise Date."

Section 7(b) of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan is hereby amended and restated in its entirety as follows:

          "The number of whole and fractional shares to be purchased on the Exercise Date shall be determined by dividing the Purchase Price into the Contributions accumulated in the participant's account as of the Exercise Date."

Section 8(b) of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan is hereby amended and restated in its entirety as follows:

          "The maximum number of whole and fractional shares will be determined based on the Purchase Price and the accumulated Contributions in the participant's account."

Section 8 of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan is hereby amended by adding the following Section 8(e) at the end thereof:

          "Notwithstanding anything in the Plan to the contrary, any shares acquired by a participant hereunder after the first Offering Date subsequent to January 6, 2004 may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant for a period of forty-five (45) days (or such other longer or shorter time period (including 0 days) as may be established by the Board in its sole discretion) following the date on which the participant acquired such shares as a result of the exercise of such participant's option."

F-1

ANNUAL MEETING OF SHAREHOLDERS OF

MSC INDUSTRIAL DIRECT CO., INC.

January 6, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\*/ Please detach along perforated line and mail in the envelope provided. \*/

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven directors of the Company to serve for one-year terms;
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	( ) Mitchell Jacobson ( ) David Sandler ( ) Charles Boehlke ( ) Roger Fradin ( ) Denis Kelly ( ) Raymond Langton ( ) Philip Peller
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •
		FOR	AGAINST	ABSTAIN
2.	To consider and act upon a proposal to approve an amendment to the Company's 1995 Restricted Stock Plan;	☐	☐	☐
3.	To consider and act upon a proposal to approve an amendment to the Company's 1995 Stock Option Plan;	☐	☐	☐
4.	To consider and act upon a proposal to approve an amendment to the Company's 1998 Stock Option Plan;	☐	☐	☐
5.	To consider and act upon a proposal to approve an amendment to the Company's 2001 Stock Option Plan;	☐	☐	☐
6.	To consider and act upon a proposal to approve an amendment to the Company's Associate Stock Purchase Plan;	☐	☐	☐
7.	To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent certified public accountants of the Company for the fiscal year 2004;	☐	☐	☐
8.	To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.
Only shareholders of record at the close of business on December 1, 2003 are entitled to notice of and to vote at the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed proxy card as promptly as possible and return it in the postage-paid envelope provided. Any shareholder attending the meeting may vote in person even if he or she has already returned a proxy.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐
Signature of Shareholder	Dated:	Signature of Shareholder	Dated:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

        MSC INDUSTRIAL DIRECT CO., INC.

        ANNUAL MEETING OF SHAREHOLDERS—JANUARY 6, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints each of Shelley Boxer and Thomas Eccleston as the undersigned's proxy, with full power of substitution, to vote all shares of Class A Common Stock of MSC Industrial Direct Co., Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Tuesday, January 6, 2004 at 9:00 A.M. local time, at the lower level atrium of Fleet Bank at 300 Broad Hollow Road, Melville, New York 11747, and at any adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

        WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4, 5, 6, AND 7.

(Continued and to be signed on the reverse side)

MSC INDUSTRIAL DIRECT CO., INC.
1995 RESTRICTED STOCK PLAN
(As Adopted Effective as of November 17, 1995)

        1.     Purpose. The purpose of the MSC Industrial Direct Co., Inc. 1995 Restricted Stock Plan (the "Plan") is to induce certain employees to remain in the employ of MSC Industrial Direct Co., Inc. (the "Company") and its present and future subsidiary corporations ("Subsidiaries"), to encourage ownership of shares in the Company by such employees and to provide additional incentive for such employees to promote the success of the Company's business.

        2.     Effective Date of the Plan. The Plan became effective on November 17, 1995, by action of the Board of Directors (the "Board").

        3.     Stock Subject to Plan. 200,000 of the authorized but unissued shares of the Class A common stock, $.001 par value, of the Company (the "Class A Common Stock") are hereby reserved for issuance under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Stock are purchased by the Company and set aside for issuance under the Plan. If any shares of the Class A Common Stock issued under the Plan are reacquired by the Company as provided in Section 8, such shares shall not again be available for the purposes of the Plan.

        4.     Committee. The Committee shall consist of two or more members of the Board both or all of whom shall be "disinterested persons" within the meaning of Rule 16b-3(c)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The President of the Company shall also be a member of the Committee, ex-officio, whether or not he or she is otherwise eligible to be a member of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. In the event that no Committee shall have been appointed, the Board shall act as the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly called and held.

        5.     Administration. Subject to the provisions of the Plan, the Committee shall have complete authority in its discretion to select the individuals (the "Participants") to whom Restricted Shares shall be allocated, the number of Restricted Shares to be included in each allocation and the time or times at which Restricted Shares shall be allocated (the date of any such action of the Committee being hereinafter called an "Allocation Date"). The Committee shall also have authority to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to it. Any determination by the Committee in carrying out, administering or construing the Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors and personal representatives.

        6.     Eligibility. An allocation of Restricted Shares may only be made to persons who are employees of the Company or a Subsidiary.

        7.     Factors Considered in Allocating Restricted Shares. In making any determination as to Participants to whom allocations of Restricted Shares shall be made and as to the number of Restricted Shares to be allocated to any Participant, the Committee shall take into account the duties of the respective Participants, their past, present and potential contribution to the success of the Company and its Subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

        8.     Purchase Price. Each person who shall be allocated Restricted Shares hereunder shall purchase the same from the Company at and for a purchase price of $.01 a share. Failure by a Participant to

1

purchase and pay for all of the Restricted Shares allocated to him or her within thirty days after he or she shall have been given written notice of such allocation shall result in a cancellation of such allocation and he or she shall no longer have the right to purchase the same hereunder.

        9.     Restricted Shares. A. Except as otherwise provided in this Section, the Restricted Shares allocated to a Participant may not be sold, assigned, transferred or otherwise disposed of, and may not be pledged or hypothecated. The Stock Restrictions shall terminate as follows:

  i)
  as to twenty percent (20%) of the Restricted Shares owned by the Participant on the day immediately preceding the first anniversary of the date of his or her Restricted Stock Agreement (as such term is defined in paragraph E. of this Section 9);

  ii)
  as to an additional twenty percent (20%) of the Restricted Shares owned by the Participant, on the day immediately preceding the second anniversary of the date of his or her Restricted Stock Agreement;

  iii)
  as to an additional twenty percent (20%) of the Restricted Shares owned by the Participant, on the day immediately preceding the third anniversary of the date of his or her Restricted Stock Agreement;

  iv)
  as to an additional twenty percent (20%) of the Restricted Shares owned by the Participant, on the day immediately preceding the fourth anniversary of the date of his or her Restricted Stock Agreement;

  v)
  as to the remaining twenty percent (20%) of the Restricted Shares owned by the Participant, on the day immediately preceding the fifth anniversary of the date of his or her Restricted Stock Agreement.

        B. In addition, if the Participant to whom Restricted Shares have been allocated as of any Allocation Date leaves the employ of the Company and its Subsidiaries for any reason (other than death or Permanent Disability, his or her Termination Without Cause or his or her retirement from the Company at or after age 65) prior to the termination of the restriction provided for in the first sentence of paragraph A. of this Section 9 with respect to the Restricted Shares allocated to such Participant as of such Allocation Date, he or she shall be obligated to redeliver such Restricted Shares to the Company immediately and the Company shall pay to him or her, in redemption of such shares, an amount equal to the price paid by the Participant for such Restricted Shares.

        C. If a Participant's employment or service with the Company and its Subsidiaries shall terminate by reason of his or her death or Permanent Disability, his or her Termination Without Cause or his or her retirement form the Company at or after age 65 prior to the termination of the restrictions with respect to his or her Restricted Shares, then, the restrictions with respect to such Restricted Shares shall forthwith terminate.

        D. Upon issuance of the certificate or certificates for the Restricted Shares in the name of a Participant, the Participant shall thereupon be a stockholder with respect to all the Restricted Shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such Restricted Shares, including the right to vote such Restricted Shares and to receive all dividends and other distributions paid with respect to such Restricted Shares.

        E. Each Participant receiving Restricted Shares shall (a) agree that such Restricted Shares shall be subject to, and shall be held by him or her in accordance with all of the applicable terms and provisions of, the Plan, (b) represent and warrant to the Company that he or she is acquiring such Restricted Shares for investment for his or her own account (unless there is then current a prospectus relating to the Restricted Shares under Section 10(a) of the Securities Act of 1933, as amended) and, in any event, that he or she will not sell or otherwise dispose of said shares except in compliance with the Securities Act of 1933, as amended, (c) agree that the Company may place on the certificates

2

representing the Restricted Shares or new or additional or different shares or securities distributed with respect to the Restricted Shares such legend or legends as the Company may deem appropriate and that the Company may place a stop transfer order with respect to such Restricted Shares with the Transfer Agent(s) for the Class A Common Stock and (d) at his or her option, (i) be entitled to make the election permitted under section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to include in gross income in the taxable year in which the Restricted Shares are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or (ii) he or she may elect to include in gross income the fair market value of the Restricted Shares as of the date or date on which such restrictions lapse. The foregoing agreement, representation and warranty shall be contained in an agreement in writing ("Restricted Stock Agreement") which shall be delivered by the Participant to the Company. The Committee shall adopt, from time to time, such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall terminate the allocation of such Restricted Shares to such Participant.

        10.   Adjustment of Number of Shares. A. In the event that a dividend shall be declared upon the Class A Common Stock payable in shares of the Class A Common Stock, the number of shares of the Class A Common Stock then subject to any Restricted Stock Agreement and the number of shares of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet issued shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Class A Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Class A Common Stock then subject to a Restricted Stock Agreement and for each share of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet issued, the number and kind of shares of stock or other securities into which each outstanding share of the Class A Common Stock shall be so changed or for which each such share shall be exchanged.

        B. In the event that there shall be any change, other than as specified in this Section 10, in the number or kind of outstanding shares of the Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to a Restricted Stock Agreement and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet issued, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Restricted Stock Agreement entered into in accordance with the provisions of the Plan.

        C. No adjustment or substitution provided for in this Section 10 shall require the Company to deliver a fractional share under the Plan or any Restricted Stock Agreement.

        11.   Withholding and Waivers. A. Each Participant shall make such arrangements with the Company with respect to income tax withholding as the Company shall determine in its sole discretion are appropriate to ensure payment of federal, state or local income taxes due with respect to the issuance and/or ownership of shares of the Class A Common Stock issued hereunder and the release of the Stock Restrictions on Restricted Shares issued hereunder. In the event of the death of a Participant, an additional condition to the Company's obligation to release Restricted Shares to the executors or administrators of such Participant's estate and to release the Stock Restrictions provided hereunder on any Restricted Shares owned by such Participant as provided in Section 9 shall be the delivery to the

3

Company of such tax waivers, letters testamentary and other documents as the Committee may reasonably determine.

        B. A Participant may, in the discretion of the Committee and subject to such rules as the Committee may adopt, elect to satisfy his or her withholding obligation arising as a result of the release of the Stock Restrictions with respect to any Restricted Shares, in whole or in part, by electing (an "Election") to deliver to the Company shares of the Class A Common Stock (other than shares of the Class A Common Stock as to which the Stock Restrictions shall not have theretofore terminated) having a fair market value, determined as of the date that the amount to be withheld is determined (the "Tax Date"), equal to the amount required to be so withheld; provided, however, that no Election shall become effective with respect to any Restricted Shares after the expiration of two years from the Allocation Date with respect thereto. Such Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

        C. Each Election shall be subject to the following restrictions:

    (i)
    The Election must be made on or prior to the Tax Date;

    (ii)
    The Election shall be irrevocable;

    (iii)
    The Election is subject to the approval of the Committee;

    (iv)
    If the Participant's transactions in shares of the Class A Common Stock are subject to the provisions of section 16(b) of the Exchange Act, an Election may not be made within six months of the date of the execution and delivery of the Restricted Stock Agreement governing such Restricted Shares;

    (v)
    If the Participant's transactions in shares of the Class A Common Stock are subject to the provisions of section 16(b) of the Exchange Act, the Election must be made (A) six months or more prior to the Tax Date or (B) during the period beginning on the third business date following the date of the release of the Company's quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

        12.   Definitions. For the purposes hereof:

        A. The term "Discharge for Cause" shall mean the termination of a Participant's employment by the Company and its Subsidiaries by reason of (i) the commission by such Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by such Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders such Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

        B. The term "Permanent Disability" shall mean a state of physical or mental incapacity of a Participant such that, in the opinion of the Committee, based upon a medical certificate from a physician or physicians satisfactory to the Committee, such Participant, by reason of injury, illness or disease, is unable to fulfill the requirements of his or her position with the Company and the Subsidiaries and such inability will be permanent and continuous during the remainder of his or her life.

        C. The term "Stock Restrictions" shall mean the restrictions on the ability of a Participant to transfer Restricted Shares issued to such Participant hereunder referred to in Section 9 and embodied in a Restricted Stock Agreement between the Company and such Participant.

4

        D. The term "Termination Without Cause" shall mean the termination by the Company or a Subsidiary of a Partici-pant's employment with the Company and its Subsidiaries under circumstances which shall not constitute a Discharge for Cause.

        13.   Expenses of Administration. All costs and expenses incurred in the operation and administration of the Plan shall be borne by the Company.

        14.   No Employment Right. Neither the existence of the Plan nor the grant of any Restricted Shares hereunder shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary.

        15.   Amendment of Plan. The Board may, at any time and from time to time, by a resolution appropriately adopted, make such modifications of the Plan as it shall deem advisable. No amendment of the Plan may, without the consent of the Participants to whom any Restricted Shares shall theretofore have been allocated, adversely affect the rights or obligations of such Participants with respect to such Restricted Shares. The Committee may, in its discretion, cause the restrictions imposed in accordance with the provisions of Section 9 hereof with respect to any Restricted Shares to terminate, in whole or in part, prior to the time when they would otherwise terminate.

        16.   Expiration and Termination of the Plan. The Plan shall terminate on November 16, 2005 or at such earlier time as the Board may determine; provided, however, that such termination shall not, without the consent of the Participants to whom any Restricted Shares shall theretofore have been allocated, adversely affect the rights or obligations of such Participants with respect to such Restricted Shares.

        17.   Governing Law. The Plan shall be governed by the laws of the State of New York.

5

MSC INDUSTRIAL SUPPLY CO., INC.
1995 STOCK OPTION PLAN

1.
Purpose.

        The purposes of the 1995 Stock Option Plan (the "Plan") are to induce certain employees and consultants to remain in the employ, or to continue to serve as directors, of MSC Industrial Supply Co., Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 4 hereof at the time of the grant thereof.

2.
Effective Date of the Plan.

        The Plan became effective on November 17, 1995 by action of the Board ratified by the holders of all of the issued and outstanding shares of the common stock of the Company.

3.
Stock Subject to Plan.

        2,000,000 of the authorized but unissued shares of the Class A Common Stock, $.001 par value, of the Company (the "Class A Common Stock") are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For the purposes of this Section 3, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant of the right set forth in Section 10C to deliver shares of the Class A Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 14C to cause the Company to withhold from the shares of the Class A Common Stock otherwise deliverable to him or her upon the exercise of an Option shares of the Class A Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

4.
Committee.

        The Committee shall consist of two or more members of the Board both or all of whom shall be "disinterested persons" within the meaning of Rule 16b-3(c)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, from and after the date of the first meeting of the stockholders of the Company occurring after December 31, 1998 at which directors are to be elected, all members of the Committee shall be "outside directors" within the contemplation of Section 162(m)(4)(C)(i) of the Code. The President of the Company shall also be a member of the Committee, ex-officio, whether or not he or she is otherwise eligible to be a member of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the

1

Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

5.
Administration.

        Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Class A Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that directors of the Company who are not employed by the Company or any of the Subsidiaries (each a "Non-Employee Director") shall only be granted Options in accordance with the provisions of Section 6B. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

6.
Eligibility.

        A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) to the extent provided in Section 6B, a Non-Employee Director and (iii) employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

        B. (i) Upon the effective date of the Company's first registration statement under the Securities Act of 1933, each Non-Employee Director shall be granted an Option (a "Non-Employee Director's Formula Option") to purchase 2,500 shares of the Class A Common Stock at the initial per share option price equal to the initial public offering price in the offering made under such registration statement.

         (ii)  At the first meeting of the Board immediately following the annual meeting of the Shareholders of the Company held in 1996, and at the first meeting of the Board immediately following each subsequent annual meeting of the Shareholders of the Company, each Non-Employee Director shall be granted an Option (a "Non-Employee Director's Formula Option") to purchase 2,500 shares of the Class A Common Stock at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

        (iii)  Each Non-Employee Director who becomes a director subsequent to the effective date of the Company's first registration statement under the Securities Act of 1933, and prior to the date of any annual meeting of the Shareholders of the Company, shall be granted, on the date he becomes a director, an Option (a "Non-Employee Director's Formula Option") to purchase the number of shares of the Class A Common Stock equal to the product of (i) 2,500 and (ii) a fraction, the numerator of which is the number of full calendar months prior to the next scheduled annual meeting of

2

Shareholders and the denominator of which is 12, at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

        (iv)  A Non-Employee Director may not exercise a Non-Employee Director's Formula Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the first anniversary of such date. A Non-Employee Director may (i) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director's Formula Option to him or her and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-half of the shares granted thereby, and (ii) during the period commencing on such second anniversary, exercise such Option with respect to all of the shares granted thereby.

7.
Option Prices.

        A. Except as otherwise provided in Section 17, the initial per share option price of any Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Class A Common Stock on the date of grant.

        B. Except as otherwise provided in Section 17, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Class A Common Stock on the date of the grant; provided, however, that, in the case of a non-incentive stock option granted to a person who is, or in the judgment of the Committee may reasonably be expected to become, a "covered employee" within the meaning of Section 162(m)(3) of the Code, and in the case of a Non-Employee Director's Formula Option, the initial per share option price shall not be less than the fair market value of a share of the Class A Common Stock on the date of grant.

        C. For all purposes of the Plan, the fair market value of a share of the Class A Common Stock on any date shall be equal to (i) the closing sale price of the Class A Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Class A Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

8.
Option Term.

        Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock of the Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided, further, however, that the term of each Non-Employee Director's Formula Option shall be ten years from the date of the granting thereof.

9.
Limitations on Amount of Options Granted.

        A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Class A Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

3

        B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 1,000,000 shares of the Class A Common Stock.

10.
Exercise of Options.

        A. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director's Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the third anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a Participant may (i) during the period commencing on the third anniversary of the date of the granting of an Option to him or her and ending on the day next preceding the fourth anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby, (ii) during the period commencing on such fourth anniversary and ending on the day next preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to two-thirds of the shares granted thereby, and (iii) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby.

        B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

        C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Class A Common Stock and payment to the Company of the amount of the option price for the number of shares of the Class A Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Class A Common Stock having a fair market value equal to the portion of the option price so paid; provided, further, however, that no portion of such payment may be made by delivering shares of the Class A Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Class A Common Stock issuable upon such exercise.

        D. Except in the case of a Non-Employee Director's Formula Option, the Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

        E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10D, if any Participant shall have effected a "Hardship Withdrawal" from a "401(k) Plan" maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option. For the purpose of this paragraph E, a Hardship Withdrawal shall mean a distribution to a Participant provided for in Reg. § 1.401(k)-1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a 401(k) Plan shall mean a plan which is a "qualified plan" within the contemplation of section 401(a) of the Code which contains a "qualified cash or deferred arrangement" within the contemplation of section 401(k)(2) of the Code.

11.
Transferability.

        No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her.

4

12.
Termination of Employment.

        A. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her death or retirement, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith.

        B. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option.

        C. In the event a Participant's employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

        D. For purposes of the foregoing, the term "cause" shall mean: (i) the commission by a Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by a Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

13.
Adjustment of Number of Shares.

        A. In the event that a dividend shall be declared upon the Class A Common Stock payable in shares of the Class A Common Stock, the number of shares of the Class A Common Stock then subject to any Option and the number of shares of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Class A Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Class A Common Stock then subject to any Option and for each share of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Class A Common Stock referred to in Sections 6B and 9B, the number and kind of

5

shares of stock or other securities into which each outstanding share of the Class A Common Stock shall be so changed or for which each such share shall be exchanged.

        B. In the event that there shall be any change, other than as specified in Section 13, in the number or kind of outstanding shares of the Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

        C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

        D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

        E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.
Purchase for Investment, Withholding and Waivers.

        A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

        B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

        C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine. A Participant may, in the discretion of the Committee and subject to such rules as the Committee may adopt, elect to satisfy his or her withholding obligation arising as a result of the exercise of a non-incentive option, in whole or in part, by electing (an "Election") to deliver to the Company shares of the Class A Common Stock (other than shares of the Class A Common Stock which were issued under the Company's 1995 Restricted Stock Plan as to which the restrictions have not lapsed) having a fair market value, determined as of the date that the amount to be withheld is determined (the "Tax Date"), equal to the amount required to be so withheld. Such Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

            (i)  Each Election shall be subject to the following restrictions:

      (a)
      The Election must be made on or prior to the Tax Date;

      (b)
      The Election shall be irrevocable;

      (c)
      The Election is subject to the approval of the Committee;

6

      (d)
      If a Participant's transactions in shares of the Class A Common Stock are subject to the provisions of Section 16(b) of the Exchange Act, an Election may not be made within six months of the date of the granting of the Option;

      (e)
      If a Participant's transactions in shares of the Class A Common Stock are subject to the provisions of Section 16(b) of the Exchange Act, the Election must be made (A) six months or more prior to the Tax Date or (B) during the period beginning on the third business day following the date of the release of the Company's quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

15.
No Stockholder Status.

        Neither any Participant nor his or her legal representa-tives, legatees or distributees shall be or be deemed to be the holder of any share of the Class A Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.
No Restrictions on Corporate Acts.

        Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.
Options Granted in Connection With Acquisitions.

        In the event that the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an "Acquired Subsidiary"), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 19 that certain amendments to the Plan be approved by the stockholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

18.
No Employment or Service Right.

        Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.

19.
Termination and Amendment of the Plan.

        The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; provided, however, the provisions of the Plan governing the grant of Non-Employee Director's

7

Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary and shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the Rules of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

20.
Expiration and Termination of the Plan.

        The Plan shall terminate on November 16, 2005 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

8

MSC INDUSTRIAL DIRECT CO., INC.
1998 STOCK OPTION PLAN

1.
Purpose.

        The purposes of the 1998 Stock Option Plan (the "Plan") are to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of MSC Industrial Direct Co., Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or to increase on reasonable terms their stock ownership in, the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (as hereinafter defined) referred to in Section 4 hereof at the time of the grant thereof.

2.
Effective Date of the Plan.

        The Plan, as adopted by the Board on November 11, 1997, shall become effective on January 9, 1998, subject to ratification by the shareholders of the Company on such date.

3.
Stock Subject to Plan.

        3,000,000 of the authorized but unissued shares of the Class A common stock, $.001 par value, of the Company (the "Class A Common Stock") are hereby reserved for issuance upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Stock are purchased by the Company and set aside for issuance upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For the purposes of this Section 3, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant (as hereinafter defined) of the right set forth in Section 10C to deliver shares of the Class A Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 14C to cause the Company to withhold from the shares of the Class A Common Stock otherwise deliverable to him or her upon the exercise of an Option shares of the Class A Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

4.
Committee.

        The Plan shall be administered by a committee consisting of three or more members of the Board (the "Committee") all of whom are intended to be "non-employee directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the contemplation of Section 162(m)(4)(C)(i) of the Code. In the event that there shall not be at least three members of the Committee who qualify as "non-employee" directors within the meaning of Rule 16b-3 of the Exchange Act, all Option grants under the Plan will be made by the Board on the recommendation of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, and, in accordance with the requirements set forth in the first sentence of this Section 4, appoint additional members to the Committee and fill vacancies, however

1

caused, on the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held or by unanimous written consent. Any decision or determination of the Committee made by unanimous written consent shall be fully as effective as if it had been made at a meeting duly called and held.

5.
Administration.

        Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Class A Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that directors of the Company who are not employed by the Company or any of the Subsidiaries (each a "Non-Employee Director") shall only be granted Options in accordance with the provisions of Section 6B. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

6.
Eligibility.

        A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) to the extent provided in Section 6B, a Non-Employee Director and (iii) employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

        B. (i) At the first meeting of the Board immediately following the annual meeting of the shareholders of the Company held in 1998, and at the first meeting of the Board immediately following each subsequent annual meeting of the shareholders of the Company, each Non-Employee Director shall be granted an Option (a "Non-Employee Director's Formula Option") to purchase 2,500 shares of the Class A Common Stock at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

         (ii)  Each Non-Employee Director who first becomes a director subsequent to the date of any annual meeting of the shareholders of the Company, and prior to the date of the next succeeding annual meeting of the shareholders of the Company, shall be granted, on the date he or she becomes a director, a Non-Employee Director's Formula Option to purchase the number of shares of the Class A Common Stock equal to the product of (a) 2,500 and (b) a fraction, the numerator of which is the number of full calendar months prior to the next scheduled annual meeting of shareholders and the denominator of which is 12, at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

        (iii)  A Non-Employee Director may not exercise a Non-Employee Director's Formula Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. A Non-Employee Director may

2

(a) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director's Formula Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-half of the shares granted thereby, and (b) during the period commencing on such second anniversary, exercise such Option with respect to all of the shares granted thereby.

7.
Option Prices.

        A. Except as otherwise provided in Section 17, the initial per share option price of any Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the two classes of the Company's common stock (the "Common Stock") at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Class A Common Stock on the date of grant.

        B. Except as otherwise provided in Section 17, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Class A Common Stock on the date of the grant; provided, however, that, in the case of a non-incentive stock option granted to a person who is, or in the judgment of the Committee may reasonably be expected to become, a "covered employee" within the meaning of Section 162(m)(3) of the Code, and in the case of a Non-Employee Director's Formula Option, the initial per share option price shall not be less than the fair market value of a share of the Class A Common Stock on the date of grant.

        C. For all purposes of the Plan, the fair market value of a share of the Class A Common Stock on any date shall be equal to (i) the closing sale price of the Class A Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Class A Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

8.
Option Term.

        Participants shall be granted Options for such term as the Committee shall determine, not in excess of 10 years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock of the Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided, further, however, that the term of each Non-Employee Director's Formula Option shall be 10 years from the date of the granting thereof.

9.
Limitations on Amount of Options Granted.

        A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Class A Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

        B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 100,000 shares of the Class A Common Stock.

3

10.
Exercise of Options.

        A. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director's Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby.

        B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

        C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Class A Common Stock and payment to the Company of the amount of the option price for the number of shares of the Class A Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Class A Common Stock having a fair market value equal to the portion of the option price so paid; provided further, however, that no portion of such payment may be made by delivering shares of the Class A Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Class A Common Stock issuable upon such exercise.

        D. Except in the case of a Non-Employee Director's Formula Option, the Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

        E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10D, if any Participant shall have effected a "Hardship Withdrawal" from a "401(k) Plan" maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option using cash. For the purpose of this Section 10E, a Hardship Withdrawal shall mean a distribution to a Participant provided for in Reg. § 1.401(k)-1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a 401(k) Plan shall mean a plan which is a "qualified plan" within the contemplation of section 401(a) of the Code which contains a "qualified cash or deferred arrangement" within the contemplation of section 401(k)(2) of the Code.

4

11.
Transferability.

        No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her.

12.
Termination of Employment.

        A. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her death or retirement, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately.

        B. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option.

        C. If a Participant's employment with the Company and the Subsidiaries or service as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

        D. For purposes of the foregoing, the term "cause" shall mean: (i) the commission by a Participant of any act or omission that would constitute a felony under federal, state or equivalent foreign law, (ii) the commission by a Participant of any act of moral turpitude, (iii) disloyalty, fraud, dishonesty, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

13.
Adjustment of Number of Shares.

        A. If a dividend shall be declared upon the Class A Common Stock payable in shares of the Class A Common Stock, the number of shares of the Class A Common Stock then subject to any Option and the number of shares of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. If the outstanding shares of the Class A Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other

5

securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Class A Common Stock then subject to any Option and for each share of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Class A Common Stock referred to in Sections 6B and 9B, the number and kind of shares of stock or other securities into which each outstanding share of the Class A Common Stock shall be so changed or for which each such share shall be exchanged.

        B. If there shall be any change, other than as specified in Section 13A, in the number or kind of outstanding shares of the Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

        C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

        D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

        E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.
Purchase for Investment, Withholding and Waivers.

        A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

        B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

        C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine. A Participant may, in the discretion of the Committee and subject to such rules as the Committee may adopt, elect to satisfy his or her withholding obligation arising as a result of the exercise of a non-incentive option, in whole or in part, by electing to deliver to the Company shares of the Class A Common Stock (other than shares of the Class A Common Stock which were issued under the Company's 1995 Restricted Stock Plan as to which the restrictions have not lapsed) having a fair market value, determined as of the date that the amount to be withheld is determined, equal to the amount required to be so withheld. Such Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

6

15.
No Shareholder Status.

        Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Class A Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.
No Restrictions on Corporate Acts.

        Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.
Options Granted in Connection With Acquisitions.

        If the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an "Acquired Subsidiary"), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 20 that certain amendments to the Plan be approved by the shareholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

18.
Declining Market Price.

        If the fair market value of the Class A Common Stock declines below the option price set forth in any Option, the Committee may, at any time, adjust, reduce, cancel and regrant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Class A Common Stock; provided, however, that none of the foregoing actions may be taken without the prior approval of the Board and none of the foregoing actions may be taken with respect to a Non-Employee Director's Formula Option.

19.
No Employment or Service Right.

        Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.

20.
Termination and Amendment of the Plan.

        The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval by a majority vote of the shareholders entitled to vote on the matter present in person or by proxy at any special or annual meeting of the shareholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination

7

or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

21.
Expiration and Termination of the Plan.

        The Plan shall terminate on January 8, 2008 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

8

MSC INDUSTRIAL DIRECT CO., INC.
2001 STOCK OPTION PLAN
(Effective September 20, 2001 subject to shareholder approval)

1.     Purpose.

        The purposes of the 2001 Stock Option Plan (the "Plan") are to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of MSC Industrial Direct Co., Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or to increase on reasonable terms their stock ownership in, the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code), (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (as hereinafter defined) referred to in Section 4 hereof at the time of the grant thereof.

2.     Effective Date of the Plan.

        The Plan, as adopted by the Board on September 20, 2001, shall become effective on September 20, 2001, subject to ratification by the shareholders of the Company within 12 months of such date.

3.     Stock Subject to Plan.

        5,000,000 of the authorized but unissued shares of the Class A common stock, $.001 par value, of the Company (the "Class A Common Stock") are hereby reserved for issuance upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Stock are purchased by the Company and set aside for issuance upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For the purposes of this Section 3, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant (as hereinafter defined) of the right set forth in Section 10C to deliver shares of the Class A Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 14C to cause the Company to withhold from the shares of the Class A Common Stock otherwise deliverable to him or her upon the exercise of an Option shares of the Class A Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

4.     Committee.

        The Plan shall be administered by a committee consisting of three or more members of the Board (the "Committee") all of whom are intended to be "non-employee directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the contemplation of Section 162(m)(4)(C)(i) of the Code. In the event that there shall not be at least three members of the Committee who qualify as "non-employee" directors within the meaning of Rule 16b-3 of the Exchange Act, all Option grants under the Plan will be made by the Board on the recommendation of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, and, in accordance with the requirements set forth in the first sentence of this Section 4, appoint additional members to the Committee and fill vacancies, however caused, on the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held or by unanimous written consent. Any decision or determination of the Committee made by unanimous written consent shall be fully as effective as if it had been made at a meeting duly called and held.

5.     Administration.

        Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Class A Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that directors of the Company who are not employed by the Company or any of the Subsidiaries (each a "Non-Employee Director") shall only be granted Options in accordance with the provisions of Section 6B. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

6.     Eligibility.

        A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) to the extent provided in Section 6B, a Non-Employee Director and (iii) employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

        B. (i) At the first meeting of the Board immediately following each annual meeting of the shareholders of the Company, each Non-Employee Director shall be granted an Option (a "Non-Employee Director's Formula Option") to purchase 5,000 shares of the Class A Common Stock at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that if a Non-Employee Director shall receive a grant pursuant to Section 6B of the Company's 1998 Stock Option Plan for any year, he or she shall not be entitled to receive a Non-Employee Director's Formula Option for such year under this Section 6B.

         (ii)  Each Non-Employee Director who first becomes a director subsequent to the date of any annual meeting of the shareholders of the Company, and prior to the date of the next succeeding annual meeting of the shareholders of the Company, shall be granted, on the date he or she becomes a director, a Non-Employee Director's Formula Option to purchase the number of shares of the Class A Common Stock equal to the product of (a) 5,000 and (b) a fraction, the numerator of which is the number of full calendar months prior to the next scheduled annual meeting of shareholders and the denominator of which is 12, at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

2

        (iii)  A Non-Employee Director may not exercise a Non-Employee Director's Formula Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. A Non-Employee Director may (a) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director's Formula Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-half of the shares granted thereby, and (b) during the period commencing on such second anniversary, exercise such Option with respect to all of the shares granted thereby.

7.     Option Prices.

        A. Except as otherwise provided in Section 17, the initial per share option price of any Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the two classes of the Company's common stock (the "Common Stock") at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Class A Common Stock on the date of grant.

        B. Except as otherwise provided in Section 17, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Class A Common Stock on the date of the grant; provided, however, that, in the case of a non-incentive stock option granted to a person who is, or in the judgment of the Committee may reasonably be expected to become, a "covered employee" within the meaning of Section 162(m)(3) of the Code, and in the case of a Non-Employee Director's Formula Option, the initial per share option price shall not be less than the fair market value of a share of the Class A Common Stock on the date of grant.

        C. For all purposes of the Plan, the fair market value of a share of the Class A Common Stock on any date shall be equal to (i) the closing sale price of the Class A Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Class A Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

8.     Option Term.

        Participants shall be granted Options for such term as the Committee shall determine, not in excess of 10 years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock of the Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided further, however, that the term of each Non-Employee Director's Formula Option shall be 10 years from the date of the granting thereof.

9.     Limitations on Amount of Options Granted.

        A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Class A Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

3

        B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 400,000 shares of the Class A Common Stock.

10.   Exercise of Options.

        A. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director's Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby. Notwithstanding the foregoing provisions of this Section 10A, an Option granted to a Participant other than a Non-Employee Director's Formula Option will, to the extent not already exercisable, become exercisable in full on the Participant's 62nd birthday.

        B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

        C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Class A Common Stock and payment to the Company of the amount of the option price for the number of shares of the Class A Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Class A Common Stock having a fair market value equal to the portion of the option price so paid; provided further, however, that no portion of such payment may be made by delivering shares of the Class A Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Class A Common Stock issuable upon such exercise.

        D. Except in the case of a Non-Employee Director's Formula Option, the Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

        E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10B, if any Participant shall have effected a "Hardship Withdrawal" from a "401(k) Plan" maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option using cash. For the purpose of this Section 10E, a Hardship Withdrawal shall mean

4

a distribution to a Participant provided for in Reg. § 1.401(k)-1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a 401(k) Plan shall mean a plan which is a "qualified plan" within the contemplation of section 401(a) of the Code which contains a "qualified cash or deferred arrangement" within the contemplation of section 401(k)(2) of the Code.

        F. Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a "Change in Control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the Date of Grant, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.

11.   Transferability.

        No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her.

12.   Termination of Employment.

        A. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her retirement, permanent disability or death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to

5

occur of the expiration of 30 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately.

        B. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday and five years of service with the Company and/or the Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of such retirement and the date of termination specified in such Option.

        C. In the event a Participant's employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of one year after the date of such termination of employment or service and the date of termination specified in such option.

        D. If a Participant's employment with the Company and the Subsidiaries or service as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

        E. For purposes of the foregoing, the term "cause" shall mean: (i) the commission by a Participant of any act or omission that would constitute a felony under federal, state or equivalent foreign law, (ii) the commission by a Participant of any act of moral turpitude, (iii) disloyalty, fraud, dishonesty, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

13.   Adjustment of Number of Shares.

        A. If a dividend shall be declared upon the Class A Common Stock payable in shares of the Class A Common Stock, the number of shares of the Class A Common Stock then subject to any Option and the number of shares of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. If the outstanding shares of the Class A Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Class A Common Stock then subject to any Option and for each share of the Class A Common Stock reserved for issuance in

6

accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Class A Common Stock referred to in Sections 6B and 9B, the number and kind of shares of stock or other securities into which each outstanding share of the Class A Common Stock shall be so changed or for which each such share shall be exchanged.

        B. If there shall be any change, other than as specified in Section 13A, in the number or kind of outstanding shares of the Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

        C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

        D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

        E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.   Purchase for Investment, Withholding and Waivers.

        A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

        B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

        C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine. A Participant may, in the discretion of the Committee and subject to such rules as the Committee may adopt, elect to satisfy his or her withholding obligation arising as a result of the exercise of a non-incentive option, in whole or in part, by electing to deliver to the Company shares of the Class A Common Stock (other than shares of the Class A Common Stock which were issued under the Company's 1995 Restricted Stock Plan as to which the restrictions have not lapsed) having a fair market value, determined as of the date that the amount to be withheld is determined, equal to the amount required to be so withheld. Such Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

15.   No Shareholder Status.

        Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Class A Common Stock covered by an Option unless and

7

until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.   No Restrictions on Corporate Acts.

        Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.   Options Granted in Connection With Acquisitions.

        If the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an "Acquired Subsidiary"), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 20 that certain amendments to the Plan be approved by the shareholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

18.   Declining Market Price.

        If the fair market value of the Class A Common Stock declines below the option price set forth in any Option, the Committee may, at any time, adjust, reduce, cancel and regrant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Class A Common Stock; provided, however, that none of the foregoing actions may be taken without the prior approval of the Board and none of the foregoing actions may be taken with respect to a Non-Employee Director's Formula Option.

19.   No Employment or Service Right.

        Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.

20.   Termination and Amendment of the Plan.

        The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval by a majority vote of the shareholders entitled to vote on the matter present in person or by proxy at any special or annual meeting of the shareholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination

8

or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

21.   Expiration and Termination of the Plan.

        The Plan shall terminate on September 19, 2011 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

9

MSC INDUSTRIAL DIRECT CO., INC.
ASSOCIATE STOCK PURCHASE PLAN

        The following are the provisions of the MSC Industrial Direct Co., Inc. Associate Stock Purchase Plan (the "Plan").

1.     Purpose.

  The purpose of the Plan is to provide Associates of MSC Industrial Direct Co., Inc. (the "Company") and its Subsidiaries with an opportunity to purchase shares of the Company's Class A Common Stock. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan will be construed so as to extend and limit participation consistent with the requirements of the Code.

2.     Definitions.

  a)
  "Associate" shall mean any person, including an officer, who is customarily employed by the Company or one of its Designated Subsidiaries, for at least twenty (20) hours per week and more than five (5) months in a calendar year.

  b)
  "Board" shall mean the Board of Directors of the Company.

  c)
  "Class A Common Stock" shall mean the Class A Common Stock, $.001 par value, of the Company.

  d)
  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  e)
  "Company" shall mean MSC Industrial Direct Co., Inc.

  f)
  "Compensation" shall mean all regular straight time gross earnings and commissions, and shall include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

  g)
  "Continuous Status as an Associate" shall mean the absence of any interruption or termination of service as an Associate. Continuous Status as an Associate shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or a Subsidiary, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

  h)
  "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

  i)
  "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board in its sole discretion as eligible to participate in the Plan.

  j)
  "Exercise Date" shall mean the last business day of each Offering Period of the Plan.

  k)
  "Fair Market Value" shall mean as of any Offering Date (i) the closing sale price of the Class A Common Stock on the New York Stock Exchange on the business day immediately preceding such Offering Date or (ii) if there is no sale of the Class A Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

  l)
  "Offering Date" shall mean the first day of each Offering Period of the Plan.

  m)
  "Offering Period" shall mean a period of three (3) months commencing on the following dates of each year except as otherwise determined by the Company:

  i)
  November 1,

  ii)
  February 1,

  iii)
  May 1, and

    iv)
    August 1.

  n)
  "Purchase Price" shall mean 85% of the Fair Market Value of the Class A Common Stock as of the Offering Date.

  o)
  "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.     Eligibility.

  a)
  Any person who has been an Associate for thirty-one (31) days as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code.

  b)
  An Associate shall not be granted an option under the Plan, if:

  i)
  immediately after the grant, the Associate (or any other person whose stock would be attributed to such Associate pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company; or

  ii)
  the rate of withholding under such option would permit the Associate's rights to purchase shares under all "employee stock purchase plans" (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of Fair Market Value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.     Offering Periods.

  a)
  The Plan shall be implemented by consecutive Offering Periods with a new Offering Period to begin on or about November 1, February 1, May 1 and August 1 of each year (or at such other time or times as may be determined by the Board). The first Offering Period shall begin on November 1, 1998.

  b)
  The Board will have the power to change the duration and/or the frequency of an Offering Period with respect to any future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

5.     Participation.

  a)
  An Associate will become a participant in the Plan when the Associate completes a subscription agreement provided by the Company, determines a percentage, between one percent (1%) and fifteen percent (15%) of such Associate's Compensation, to be withheld as a payroll deduction and paid as his or her Contribution to the Plan, and submits the subscription agreement to the payroll office prior to the applicable Offering Date. Once enrolled, the Associate shall remain enrolled in each subsequent Offering Period of the Plan at the designated payroll deduction unless the Associate withdraws by providing the Company with a written notice of withdrawal or files a new subscription agreement prior to the applicable Offering Date changing the Associate's designated payroll deduction.

  b)
  Payroll deductions begin on the first payroll date during the applicable Offering Period and end on the last payroll date on or prior to the Exercise Date of the Offering Period to which

2

    the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

6.     Method of Payment of Contributions.

  a)
  Payroll deductions shall be made on each payroll date during the Offering Period in an amount between one percent (1%) and fifteen percent (15%) (in whole number increments) of a participant's Compensation on each such payroll date.

  b)
  All payroll deductions made by a participant will be credited to his or her account under the Plan.

  c)
  A participant may not make any additional payments into the account.

  d)
  A participant may discontinue his or her participation in the Plan as provided in Section 10, or may change the rate of his or her payroll deduction during an Offering Period by completing and filing with the Company a new authorization for payroll deduction, provided that the Board may, in its discretion, impose reasonable and uniform restrictions on a participant's ability to change the rate of payroll deductions. The change in rate shall be effective no later than fifteen (15) days following the Company's receipt of the new authorization. A participant may decrease or increase the amount of his or her payroll deductions as of the beginning of an Offering Period by completing and filing with the Company, at least fifteen (15) days prior to the beginning of such Offering Period, a new payroll deduction authorization.

  e)
  Notwithstanding the foregoing, to the extent necessary, but only to such extent, to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be automatically decreased to zero percent (0%) at any time during any Offering Period. Payroll deductions shall commence at the rate provided in such participant's subscription agreement at the beginning of the next succeeding Offering Period, unless terminated by the participant as provided in Section 10.

7.     Grant of Option.

  a)
  An eligible Associate participating in an Offering Period may purchase shares of the Company's Class A Common Stock on the Exercise Date with the Contributions accumulated on or prior to such Exercise Date.

  b)
  The number of shares to be purchased on the Exercise Date shall be determined by dividing the Purchase Price into the Contributions accumulated in the participant's account as of the Exercise Date.

  c)
  The maximum number of shares of the Class A Common Stock which may be purchased during each Offering Period by a participant shall not exceed 5,000 shares, and the purchase is subject to the limitations set forth in Section 3(b) and 12.

8.     Exercise of Option.

  a)
  Unless a participant withdraws from the Plan as provided in Section 10, the Associate's option for the purchase of shares will be exercised automatically on the Exercise Date of each Offering Period.

  b)
  The maximum number of shares will be determined based on the Purchase Price and the accumulated Contributions in the participant's account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account and applied to

3

    the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof.

  c)
  The shares purchased will be issued to the participant as promptly as practicable after the Exercise Date.

  d)
  The option to purchase shares hereunder is exercisable only by the participant.

9.     Delivery.

  As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery of shares to each participant by means of direct deposit into the participant's brokerage account.

10.   Voluntary Withdrawal; Termination of Employment.

  a)
  A participant may withdraw all, but not less than all, of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to an Exercise Date by giving written notice to the Company on a form provided for such purpose. If the participant withdraws from an Offering Period, all of the participant's payroll deductions credited to his or her account will be paid to the participant as promptly as practicable after receipt of the notice of withdrawal, his or her option for such Offering Period will be automatically canceled, and no further payroll deductions for the purchase of shares will be made during such Offering Period or subsequent Offering Periods, except pursuant to a new subscription agreement filed in accordance with Section 5 hereof.

  b)
  Upon termination of the participant's Continuous Status as an Associate prior to an Exercise Date of an Offering Period for any reason, including retirement or death, the payroll deductions accumulated in his or her account will be returned to him or her as promptly as practicable after such termination or, in the case of death, to the person or persons entitled thereto under Section 14, his or her option will be automatically canceled and he or she will be deemed to have elected to withdraw from the Plan.

  c)
  A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan that may hereafter be adopted by the Company.

11.   Interest.

        No interest shall accrue on the Contributions of a participant in the Plan.

12.   Stock.

  a)
  The maximum number of shares of the Company's Class A Common Stock made available for sale under the Plan is 500,000 and is subject to adjustment upon changes in the capitalization of the Company.

  b)
  If the total number of shares subject to options granted exceeds the number of shares available under the Plan, the Company will make a pro rata allocation of the shares remaining available for option grant in a practical and equitable manner. A written notice will be distributed to each Associate stating the reduction of the number of shares due to the adjustment and the corresponding reduction in the Contribution.

  c)
  The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

4

  d)
  Shares to be delivered to a participant under the Plan will be registered in the name of the participant.

13.   Administration.

        The Board, or a committee appointed by the Board, will:

  a)
  Supervise and administer the Plan and will have full power to adopt, amend and rescind any rules deemed desirable and appropriate and consistent for the administration of the Plan.

  b)
  Construe and interpret the Plan in its sole and absolute discretion, and make all other determinations necessary or advisable for the administration of the Plan.

14.   Designation of Beneficiary.

  a)
  A participant may file a written designation of a beneficiary who is to receive cash, if any, from the participant's account under the Plan in the event of such participant's death.

  b)
  Designation of a beneficiary may be changed by the participant at any time by written notice.

  c)
  In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company will deliver the cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), then the Company, in its discretion, may deliver the cash to the spouse or to any one or more dependents or relatives of the participant.

15.   Transferability.

  a)
  Neither Contributions credited to a participant's account nor any rights with regard to an option to purchase shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (except as provided in Section 14).

  b)
  Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.   Use of Funds.

  All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.   Reports.

  An individual Account Statement will be given to participating Associates promptly following each Exercise Date. The Account Statement will report:

  a)
  amount of Contributions,

  b)
  per share Purchase Price,

  c)
  number of shares purchased, and

  d)
  remaining cash balance (if any).

5

18.   Adjustments Upon Changes in Capitalization; Corporate Transactions.

  a)
  In the event that a dividend shall be declared upon the Class A Common Stock payable in shares of Class A Common Stock, the number of shares of Class A Common Stock then subject to any option and the number of shares of Class A Common Stock which may be purchased upon the exercise of options granted under the Plan but not yet covered by an option shall be adjusted by adding to each share the number of shares which would be distributed thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Class A Common Stock shall be changed into or exchanged for a different number or kind of share of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of Class A Common Stock then subject to any option and for each share of Class A Common Stock which may be purchased upon the exercise of options granted under the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Class A Common Stock shall be so changed or for which each such share shall be exchanged.

  b)
  In the event that there shall be any change, other than as specified in the first paragraph of Section 18(a) hereof, in the number or kind of outstanding shares of Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Board shall, in it sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an option, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan and of each option.

  c)
  In the case of any substitution or adjustment in accordance with the provisions of this Section 18, the option price in each option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 18.

  d)
  No adjustment or substitution provided for this Section 18 shall require the Company to issue a fractional share under any option.

  e)
  In the event of dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, the Board, in its discretion, may accelerate the exercise of each option and/or terminate the same within a reasonable time thereafter.

19.   Amendment or Termination.

  The Board may at any time terminate or amend the Plan in whole or part. Except as provided in this Section 19, no such termination may affect options to purchase shares previously granted, nor may an amendment make any change in any option which has been granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such manner as required.

6

20.   Notices.

  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.   Conditions Upon Issuance of Shares.

  a)
  Shares shall not be issued with respect to an option to purchase, unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed.

  b)
  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

  C)
  Each participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two (2) years after the date of grant of the option pursuant to which such shares were purchased.

22.   Term of Plan; Effective Date.

  The Plan shall become effective November 1, 1998. Continuance of the Plan shall be subject to approval by the shareholders of the Company no later than January 31, 1999. Such shareholder approval shall be obtained in the manner required under the New York Business Corporation Law. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

7

QuickLinks

VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
ELECTION OF DIRECTORS (ITEM 1)
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
REPORT OF AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC. 1995 RESTRICTED STOCK PLAN
APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC. 1995 STOCK OPTION PLAN
APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC. 1998 STOCK OPTION PLAN
APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC. 2001 STOCK OPTION PLAN
APPROVAL OF THE AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC. ASSOCIATE STOCK PURCHASE PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (ITEM 7)
SHAREHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
MSC INDUSTRIAL DIRECT CO., INC. 1995 RESTRICTED STOCK PLAN (As Adopted Effective as of November 17, 1995)
MSC INDUSTRIAL SUPPLY CO., INC. 1995 STOCK OPTION PLAN
MSC INDUSTRIAL DIRECT CO., INC. 1998 STOCK OPTION PLAN
MSC INDUSTRIAL DIRECT CO., INC. 2001 STOCK OPTION PLAN (Effective September 20, 2001 subject to shareholder approval)
MSC INDUSTRIAL DIRECT CO., INC. ASSOCIATE STOCK PURCHASE PLAN